UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-09036

UBS Relationship Funds

(Exact name of registrant as specified in charter)

One North Wacker Drive, Chicago, IL 60606-2807

(Address of principal executive offices) (Zip code)

Tammie Lee, Esq.

UBS Asset Management

1285 Avenue of the Americas

New York, NY 10019

(Name and address of agent for service)

Copy to:

Bruce Leto, Esq.

Stradley Ronon Stevens & Young, LLP

2600 One Commerce Square

Philadelphia, PA 19103-7098

Registrant’s telephone number, including area code: 212 821 3000

Date of fiscal year end: December 31

Date of reporting period: June 30, 2017

Item 1. Reports to Stockholders.

UBS Relationship Funds

Semiannual Report  |  June 30, 2017

President’s letter

August 18, 2017

Dear Shareholder,

Many of the investment themes that have driven markets over the past several quarters are still in place—with some important differences having developed in the first half of 2017. Global markets continue to rise led by positive economic indicators, but are complicated by central bank actions to reverse the accommodative policies of the past several years. In the United States, the defining investment narrative of Donald Trump’s presidency has shifted from having been unambiguously supportive at the beginning of his term to highly uncertain after the first six months. Financial markets in the developed world have recently enjoyed a very smooth growth path. However, potential eruptions of volatility could be spurred by central bank action in their return to a more normal policy stance; by risks posed by the gap between the market’s expectation of pro-growth legislation and the reality of what lawmakers are able to deliver; or by unanticipated geopolitical events that have heretofore not significantly altered equity markets’ upward march. At UBS Asset Management, we are constantly monitoring the investment landscape and we believe that the potential for a more uneven growth path makes diversification and long-term planning more pertinent for today’s investors.

For central banks in the developed world, returning to normal policies from the highly accommodative measures instituted after the 2008–2009 financial crisis will likely be a delicate balancing act. Move too rapidly and central bank policy changes could dampen economic growth. On the other side, reluctance to move quickly enough could have the unintended effect of inflating a bubble in risk assets. While we believe that central banks will take a moderate and thoughtful approach to policy normalization, it remains to be seen how and when financial markets will find their way back to smooth functioning after having become accustomed to unorthodox central bank interventions. Coupled with ongoing uncertainties around the Trump administration’s ability to implement pro-growth legislation in the United States, unsettled geopolitical concerns and some key elections in European countries, we believe that we are entering a new market phase. Asset prices and volatility could become increasingly dependent on the policy successes and failures of both central banks and national governments.

Against the backdrop of a policy-driven market, we see a shift toward portfolio manager skills playing a much greater role in generating returns for investors. As central banks move toward historical policy norms, we expect the price of equities to rise more slowly. But decelerating equity markets can also create value opportunities and skilled portfolio managers can use an investment’s fundamental measures to exploit temporary price distortions and create excess returns. Active managers with a long-term view and the ability to look through short-term noise have the unique opportunity to find investments that can perform strongly, even if the overall market disappoints. We continue to believe that there are compelling opportunities across global asset classes and that the right strategies in the hands of skilled investment professionals have the power to deliver better investment outcomes for our clients.

President’s letter

At UBS Asset Management, we embrace the responsibility of helping our clients meet their financial objectives and thank you for your continued trust in our skill and commitment to serve you.

Sincerely,

Mark E. Carver

President

The UBS Funds

Managing Director

UBS Asset Management (Americas) Inc.

The views expressed are those of UBS Asset Management (Americas) Inc. as of August 18, 2017. The views are subject to change based on market conditions; they are not intended to predict or guarantee the future performance of the markets, any individual security or market segment, or any UBS mutual fund.

Mutual funds are sold by prospectus only. You should read it carefully and consider a fund’s investment objectives, risks, charges, expenses and other important information contained in the prospectus before investing. A prospectus or summary prospectus for the funds can be obtained from your financial advisor, by calling UBS Funds at 800-647 1568 or by visiting our web site at www.ubs.com/am-us.

The markets in review

The global economic expansion continues

The US economy continued to expand, albeit at a relatively modest pace, during the six months ended June 30, 2017. Looking back, the US Commerce Department reported that gross domestic product (“GDP”) grew at a revised 1.8% seasonally adjusted annualized rate during the fourth quarter of 2016. GDP growth then moderated to a revised 1.2% pace during the first quarter of 2017. Finally, second quarter 2017 GDP grew at a 2.6% rate based on the US Commerce Department’s initial estimate.1

The US Federal Reserve Board (the “Fed”) continued on its path toward normalizing monetary policy during the reporting period. After keeping the federal fund rate unchanged at its first meeting in 2017, the Fed raised rates 0.25% to a range between 0.75% and 1.00% at its meeting in March 2017, and then to a range between 1.00% and 1.25% at its meeting in June 2017. In its statement following the June meeting, the Fed indicated that it may begin to reduce its balance sheet later in the year, saying, “The Committee currently expects to begin implementing a balance sheet normalization program this year, provided that the economy evolves broadly as anticipated.”

From a global perspective, the International Monetary Fund’s (“IMF”) April 2017 World Economic Outlook Update said, “Global economic activity is picking up with a long-awaited cyclical recovery in investment, manufacturing, and trade….If confidence and market sentiment remain strong, short-term growth could indeed surprise on the upside. But these positive developments should not distract from binding structural impediments to a stronger recovery and a balance of risks that remains tilted to the downside, especially over the medium term.” From a regional perspective, the IMF projects 2017 growth in the eurozone will be 1.7%, the same as in 2016. Japan’s economy is forecast to grow 1.2% in 2017, compared to 1.0% in 2016. Finally, the IMF projects that overall growth in emerging markets countries will increase to 4.5% in 2017, versus 4.1% in 2016.

Global equities generated strong results

While there were periods of volatility, the global equity market generated strong results during the reporting period as a whole. US equities rose during all six months of the period. They initially rallied given expectations for improving growth under the Trump administration. While there were some setbacks due to questions about the timing and scope of new fiscal measures, these were largely overshadowed by solid corporate profits. International equities also rallied amid signs of improving growth and continued monetary policy accommodation. All told, the US stock market, as measured by the S&P 500 Index,2 gained 9.34% for the six months ended June 30, 2017. International developed equities, as measured by the MSCI EAFE Index (net),3 rose 13.81% during the reporting period, while emerging markets equities, as measured by the MSCI Emerging Markets Index (net),4 gained 18.43%.

[1]	Based on the Commerce Department’s initial estimate announced on July 28, 2017, after the reporting period had ended.
[2]	The S&P 500 Index is an unmanaged, weighted index composed of 500 widely held common stocks varying in composition and is not available for direct investment. Investors should note that indices do not reflect the deduction of fees and expenses.
[3]	The MSCI EAFE Index (net) is an index of stocks designed to measure the investment returns of developed economies outside of North America. Net total return indices reinvest dividends after the deduction of withholding taxes, using a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties. The index is constructed and managed with a view to being fully investable from the perspective of international institutional investors. Investors should note that indices do not reflect the deduction of fees and expenses.
[4]	The MSCI Emerging Markets Index (net) is a market capitalization-weighted index composed of different emerging market countries in Europe, Latin America, and the Pacific Basin. Net total return indices reinvest dividends after the deduction of withholding taxes, using a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties. The index is constructed and managed with a view to being fully investable from the perspective of international institutional investors. Investors should note that indices do not reflect the deduction of fees and expenses.

The markets in review

Fixed income produced a modest gain

The global fixed income market posted a modest gain during the reporting period. In the US, Treasury yields initially moved higher as investors anticipated an uptick in growth and inflation. Additionally, Fed rate hikes pressured the shorter end of the yield curve. However, after peaking in mid-March 2017, yields moved lower amid skepticism about the Trump administration’s growth initiatives. For the reporting period as a whole, the yield on the US 10-year Treasury fell from 2.45% to 2.31% (bond yields and prices move in the opposite direction). The overall US bond market, as measured by the Bloomberg Barclays US Aggregate Index,5 returned 2.27% for the six months ended June 30, 2017. Returns of riskier fixed income securities were greater. High yield bonds, as measured by the BofA Merrill Lynch US High Yield Cash Pay Constrained Index6 gained 4.92% during the reporting period. Elsewhere, emerging markets debt, as measured by the J.P. Morgan Emerging Markets Bond Index Global (EMBI Global),7 rose 6.20%.

[5]	The Bloomberg Barclays US Aggregate Index is an unmanaged broad based index designed to measure the US dollar-denominated, investment-grade, taxable bond market. The index includes bonds from the Treasury, government-related, corporate, mortgage-backed, asset-backed and commercial mortgage-backed sectors. Investors should note that indices do not reflect the deduction of fees and expenses.
[6]	The BofA Merrill Lynch US High Yield Cash Pay Constrained Index is an unmanaged index of publicly placed, non-convertible, coupon-bearing US dollar denominated, below investment grade corporate debt with a term to maturity of at least one year. The index is market capitalization weighted, so that larger bond issuers have a greater effect on the index’s return. However, the representation of any single bond issuer is restricted to a maximum of 2% of the total index. Investors should note that indices do not reflect the deduction of fees and expenses.
[7]	The J.P. Morgan Emerging Markets Bond Index Global (EMBI Global) is an unmanaged index which is designed to track total returns for US dollar denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans and Eurobonds. Investors should note that indices do not reflect the deduction of fees and expenses.

UBS-HALO Emerging Markets Equity Relationship Fund

Portfolio performance

Over the six months ended June 30, 2017, UBS-HALO Emerging Markets Equity Relationship Fund (the “Fund”) gained 22.55%, while the Fund’s benchmark, the MSCI Emerging Markets Index (net) (the “Index”), returned 18.43%. (Please note that the Fund’s returns do not reflect the deduction of taxes that a shareholder would pay on the redemption of Fund shares, and the Index returns do not reflect the deduction of fees and expenses.)

The outperformance of the Fund over the reporting period was driven by positive security selection across most sectors, including financials, consumer discretionary, materials and information technology (“IT”). In contrast, stock selection in consumer staples and telecommunications detracted from results. Sector positioning, a result of our bottom-driven process, added to performance.

Portfolio performance summary1

What worked:

•	Several individual stocks contributed to performance during the period:

–	Shares of HDFC Bank, a leading bank in India, rose sharply during the reporting period. (For additional details, see “Portfolio Highlights.”)

–	Alibaba, China’s dominant e-commerce group, was a substantial contributor to performance. Strong revenue growth for its core China retail business highlighted the growing trend for sales and marketing shifting from offline to Alibaba’s online platforms.

–	Naspers, a South African media and internet holding company, was also a meaningful contributor to the Fund’s performance. (For additional details, see “Portfolio Highlights.”)

–	Shares of Samsung Electronics, a world’s leading IT hardware company, rallied over the reporting period amid improved business fundamentals across the company’s various business divisions, including computer memory (NAND flash) and OLED display.

What didn’t work:

•	Country weightings, which are the result of our bottom-up stock selection, detracted from performance overall during the reporting period. In particular, the Fund’s overweight in Russia was a headwind for results amid lower oil prices and increased geopolitical concerns, irrespective of improving stock fundamentals.

•	A few individual stocks had a negative impact on performance:

–	Magnit, one of Russia’s largest food retailers, was the Fund’s largest detractor from performance during the reporting period. The stock fell amid weaker oil prices, geopolitical concerns and disappointing sales growth over the period.

–	Lukoil, a Russian oil company, significantly detracted from the Fund’s performance during the reporting period. (For additional details, see “Portfolio Highlights.”)

–	Sberbank, Russia’s dominant banking franchise, was negatively impacted by reduced investor appetite for Russian equities amid weaker oil prices and geopolitical concerns.

–	China Mobile, China’s largest mobile operator, detracted from results over the reporting period. (For additional details, see “Portfolio Highlights.”)

[1]	For a detailed commentary on the market environment in general during the reporting period, see pages 3-4.

UBS-HALO Emerging Markets Equity Relationship Fund

Portfolio highlights

•	Shares of HDFC Bank rebounded strongly after being sold down after the demonetization in India, as the bank reported a still-stellar operating performance. Demonetization gradually became less of a concern and appears to have benefited agile companies like HDFC Bank more than other banks as they are gaining customer deposits and are able to use their digital platform to cross sell products more effectively.

•	Naspers posted strong gains, driven by the solid performance of its holdings in Tencent, as well as further evidence of crystalizing value from its non-listed internet/e-commerce assets.

•	Shares of Lukoil declined amid weaker oil prices and a relatively strong ruble weighing on profitability (as revenues are mostly in US dollars while costs are in rubles).

•	For China Mobile, concerns about government pressure for tariff cuts (principally long distance & roaming) weighed on the stock.

This letter is intended to assist shareholders in understanding how the Fund performed during the six months ended June 30, 2017. The views and opinions in the letter were current as of August 18, 2017. They are not guarantees of future performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund’s future investment intent.

UBS-HALO Emerging Markets Equity Relationship Fund

Average annual total returns for periods ended June 30, 2017 (unaudited)

	6 months	1 year	5 years	10 years
UBS-HALO Emerging Markets Equity Relationship Fund (gross of transaction fee)[1]	22.55%	32.92%	5.33%	3.10%
UBS-HALO Emerging Markets Equity Relationship Fund (net of transaction fee)[2]	21.80	32.17	5.20	3.05
MSCI Emerging Markets Index (net)[3]	18.43	23.75	3.96	1.91

[1]	Return based on NAV—does not include the payment of a 0.75% transaction charge on Fund share redemptions in each period presented, where applicable.
[2]	Standardized total return—Includes the payment of a 0.75% transaction charge on Fund share redemptions in each period presented, where applicable.
[3]	The MSCI Emerging Markets Index (net) is a market capitalization-weighted index composed of different emerging market countries in Europe, Latin America, and the Pacific Basin. Net total return indices reinvest dividends after the deduction of withholding taxes, using a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties. The index is constructed and managed with a view to being fully investable from the perspective of international institutional investors. Investors should note that indices do not reflect the deduction of fees and expenses.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Total returns for periods of less than one year have not been annualized. Current performance may be higher or lower than the performance data quoted.

UBS-HALO Emerging Markets Equity Relationship Fund

Portfolio statistics and industry diversification—June 30, 2017 (unaudited)1

Top ten holdings

Percentage of net assets
Samsung Electronics Co. Ltd.	7.4%
Alibaba Group Holding Ltd. ADR	5.9
Taiwan Semiconductor Manufacturing Co. Ltd.	5.6
Ping An Insurance Group Co. of China Ltd., H Shares	5.4
Tencent Holdings Ltd.	4.5
HDFC Bank Ltd.	4.2
Naspers Ltd., Class N	4.1
Bank Mandiri Persero Tbk. PT	4.0
POSCO	3.7
Banco Bradesco SA ADR	3.6
Total	48.4%

Top five issuer breakdown by country or territory of origin

Percentage of net assets
Cayman Islands	16.7%
South Korea	14.2
Taiwan	8.7
India	8.4
China	7.4
Total	55.4%

Common stocks	Percentage of net assets
Automobiles	5.33%
Banks	23.77
Beverages	2.07
Diversified consumer services	3.36
Electronic equipment, instruments & components	3.05
Food & staples retailing	1.90
Insurance	5.39
Internet software & services	10.41
Media	4.10
Metals & mining	6.26
Oil, gas & consumable fuels	6.41
Paper & forest products	2.24
Personal products	3.09
Real estate management & development	2.97
Semiconductors & semiconductor equipment	5.62
Technology hardware, storage & peripherals	7.42
Wireless telecommunication services	3.49
Total common stocks	96.88%

Short-term investment	1.73
Total investments	98.61%

Cash and other assets, less liabilities	1.39
Net assets	100.00%

[1]	The Fund’s portfolio is actively managed and its composition will vary over time.

UBS-HALO Emerging Markets Equity Relationship Fund

Portfolio of investments

June 30, 2017 (unaudited)

	Shares	Value
Common stocks: 96.88%
Bermuda: 3.06%
Brilliance China Automotive Holdings Ltd.	790,000	$1,438,856

Brazil: 6.17%
Banco Bradesco SA ADR*	201,004	1,708,534
Vale SA (Preference)*	147,292	1,196,422

Total Brazil common stocks		2,904,956

Cayman Islands: 16.74%
Alibaba Group Holding Ltd. ADR*	19,800	2,789,820
China Resources Land Ltd.	480,766	1,400,896
New Oriental Education & Technology Group, Inc. ADR*	22,422	1,580,527
Tencent Holdings Ltd.	59,100	2,113,458

Total Cayman Islands common stocks		7,884,701

China: 7.35%
China Construction Bank Corp., H Shares	1,191,000	922,907
Ping An Insurance Group Co. of China Ltd., H Shares	385,000	2,537,096

Total China common stocks		3,460,003

Hong Kong: 3.49%
China Mobile Ltd.	155,000	1,644,807

India: 8.42%
Bharat Petroleum Corp. Ltd.	90,036	890,644
HDFC Bank Ltd.	78,398	2,003,750
Mahindra & Mahindra Ltd.	51,448	1,073,414

Total India common stocks		3,967,808

Indonesia: 3.96%
Bank Mandiri Persero Tbk. PT	1,947,800	1,866,251

Mexico: 2.95%
Grupo Financiero Banorte SAB de CV, Class O	218,200	1,387,319

Poland: 1.93%
Powszechna Kasa Oszczednosci Bank Polski SA*	97,537	907,027

	Shares	Value
Russia: 7.03%
LUKOIL PJSC ADR	23,693	$1,155,982
Magnit PJSC GDR	26,382	896,988
Sberbank of Russia PJSC	509,302	1,257,300

Total Russia common stocks		3,310,270

South Africa: 4.10%
Naspers Ltd., Class N	9,923	1,930,368

South Korea: 14.22%
LG Household & Health Care Ltd.	1,674	1,454,317
POSCO	6,978	1,750,370
Samsung Electronics Co. Ltd.	1,681	3,492,319

Total South Korea common stocks		6,697,006

Taiwan: 8.66%
Largan Precision Co. Ltd.	9,000	1,434,911
Taiwan Semiconductor Manufacturing Co. Ltd.	386,000	2,645,661

Total Taiwan common stocks		4,080,572

Thailand: 6.56%
Bangkok Bank PCL (Registered)	209,200	1,139,299
Thai Beverage PCL	1,492,300	975,537
Thai Oil PCL	418,700	973,721

Total Thailand common stocks		3,088,557

United Kingdom: 2.24%
Mondi plc	40,173	1,053,792
Total common stocks (cost $35,123,479)		45,622,293

Short-term investment: 1.73%
Investment company: 1.73%
JPMorgan U.S. Government Money Market Fund, Capital Shares (cost $816,524)	816,524	816,524
Total investments: 98.61% (cost $35,940,003)		46,438,817

Cash and other assets, less liabilities: 1.39%		656,971
Net assets: 100.00%		$47,095,788

UBS-HALO Emerging Markets Equity Relationship Fund

Portfolio of investments

June 30, 2017 (unaudited)

Notes to portfolio of investments

Aggregate cost for federal income tax purposes was substantially the same as for book purposes; and net unrealized appreciation consisted of:

Gross unrealized appreciation	$11,066,166
Gross unrealized depreciation	(567,352)

Net unrealized appreciation of investments	$10,498,814

For a listing of defined portfolio acronyms, counterparty abbreviations and currency abbreviations that are used throughout the Portfolio of investments as well as the tables that follow, please refer to page 42. Portfolio footnotes begin below.

Fair valuation summary

The following is a summary of the fair valuations according to the inputs used as of June 30, 2017 in valuing the Fund’s investments. In the event a Fund holds investments for which fair value is measured using the NAV per share practical expedient (or its equivalent), a separate column will be added to the fair value hierarchy table; this is intended to permit reconciliation to the amounts presented in the Portfolio of investments.

Description	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Assets
Common stocks	$45,622,293	$—	$—	$45,622,293
Short-term investment	816,524	—	—	816,524
Total	$46,438,817	$—	$—	$46,438,817

At June 30, 2017, there were no transfers between Level 1 and Level 2.

Portfolio footnotes

*	Non-income producing security.

See accompanying notes to financial statements.

UBS International Equity Relationship Fund

Portfolio performance

For the six months ended June 30, 2017, UBS International Equity Relationship Fund (the “Fund”) returned 13.76%, while the Fund’s benchmark, the MSCI World Free ex USA Index (net) (the “Index”), returned 12.82%. (Please note that the Fund’s returns do not reflect the deduction of taxes that a shareholder would pay on the redemption of Fund shares, while the Index returns do not reflect the deduction of fees and expenses.)

The Fund outperformed its benchmark during the reporting period. Results from stock selection were generally positive, with financials and industrials adding the most value. Conversely, stock selection within consumer staples detracted from results.

Portfolio performance summary1

What worked:

Stock selection in the financials, industrials and consumer discretionary sectors contributed to results:

•	The financials sector significantly outperformed the Index during the reporting period, largely as a result of higher interest rate expectations globally. Within the sector, our overweights in AIA Group (Hong Kong), Credit Agricole (France), Erste Group (Austria), ASR Nederland (Netherlands), Unicredit (Italy) and Banca Mediolanum (Italy) were beneficial for the Fund’s performance.

•	In the industrials sector, the largest driver of positive results was the Fund’s position in Ireland-based Ryanair. Its shares rallied after it reported record high profits and a rise in the number of passengers. These positives offset the impact of a weak sterling since “Brexit” in June 2016, in addition to air traffic control strikes and weather disruptions. The Fund’s positions in Germany’s KION Group and Jardine Matheson also contributed to performance.

•	Positive performance in the consumer discretionary sector was driven by stock selection in Japan’s Sony. Its shares rose on the back of reporting its highest profit number since 1998. The Fund’s holding in Autogrill (Italy) also contributed to performance.

What didn’t work:

•	Stock selection in consumer staples and the Fund’s overweight position in the energy sector detracted during the reported period:

•	The Fund’s holdings in the energy sector were some of the largest detractors from results during the reporting period. The continued decline in the price of oil negatively impacted the share price of most of our holdings within the sector. However, stock selection was flat within the sector overall. Not having a position in Total (France), which is held by the Fund’s benchmark, contributed to performance as its share price declined. On the other hand, the Fund’s performance was negatively impacted by our overweight positions in Suncor Energy (Canada), BP (UK) and Husky Energy (Canada).

•	Within consumer staples, not having a position in Nestlé (Switzerland), which is held by the Fund’s benchmark, detracted from performance as shares in the multinational packaged food company soared after it became the target of activist investor Daniel Loeb’s Third Point LLC. Additionally, our overweight position in Koninklijke Ahold Delhaize (Netherlands) detracted from performance. Despite posting solid first quarter results, Koninklijke Ahold Delhaize suffered after the announcement that Amazon was acquiring Whole Foods. The announcement put pressure on retailers amid increased fears of increased competition in the sector. Koninklijke Ahold Delhaize was especially affected due to its strong presence along the east coast of the US.

[1]	For a detailed commentary on the market environment in general during the reporting period, see page 3-4.

UBS International Equity Relationship Fund

Portfolio highlights

We continued to leverage our global research platform to generate new ideas in a number of sectors that were purchased for the Fund during the reporting period.

•	Within financials, new holdings included ASR Nederland and Insurance Australia Group, while we sold out of London Stock Exchange.

•	Within consumer discretionary, we sold out of Sands China, a Hong Kong-listed hotel and casino operator. A position was initiated in French automobile company Peugeot, which replaced the Fund’s position in France’s Renault due to the former’s superior valuation.

•	Within the information technology sector, a new position was initiated in Sage, a UK -listed multinational enterprise software company. The company has over six million customers worldwide and is the largest supplier to small businesses.

•	In the industrials sector, we initiated new positions in Atlantia (Italy) and Babcock International (UK), while closing our positions in Schneider Electric (France) and Vinci (France).

•	In the energy sector, we initiated a position in Norway’s Statoil, which replaced our position in Royal Dutch Shell (UK). Additionally, we initiated a position in Paramount Resources (Canada).

•	Within the health care sector, we initiated a number of positions, including Sanofi (France), Galapagos (Belgium), Takeda Pharmaceutical (Japan) and Novo Nordisk (Denmark). In contrast, we closed our positions in Roche (Switzerland) and Chugai Pharmaceutical (Japan).

We funded these new ideas during the reporting period from a mixture of selling companies that had performed well and reached our price target, where we saw superior upside from alternatives in similar sectors, or where new information had changed our estimate of fair value.

This letter is intended to assist shareholders in understanding how the Fund performed during the six months ended June 30, 2017. The views and opinions in the letter were current as of August 18, 2017. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund’s future investment intent.

UBS International Equity Relationship Fund

Average annual total returns for periods ended June 30, 2017 (unaudited)

	6 months	1 year	5 years	10 years
UBS International Equity Relationship Fund	13.76%	22.12%	7.96%	1.32%
MSCI World ex USA Index (net)[1]	12.82	19.49	8.15	1.00

[1]	The MSCI World ex USA Index (net) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets excluding the United States. Net total return indices reinvest dividends after the deduction of withholding taxes, using a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties. The index is constructed and managed with a view to being fully investable from the perspective of international institutional investors. Investors should note that indices do not reflect the deduction of fees and expenses.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Total returns for periods of less than one year have not been annualized. Current performance may be higher or lower than the performance data quoted.

UBS International Equity Relationship Fund

Portfolio statistics and industry diversification—June 30, 2017 (unaudited)1

Top ten holdings

Percentage of net assets
British American Tobacco plc	4.0%
Deutsche Telekom AG (Registered)	2.9
Sony Corp.	2.8
Unilever NV CVA	2.6
Sanofi	2.5
AIA Group Ltd.	2.3
HSBC Holdings plc	2.2
Toronto-Dominion Bank (The)	2.2
Erste Group Bank AG	2.2
BP plc	2.0
Total	25.7%

Top five issuer breakdown by country or territory of origin

Percentage of net assets
Japan	20.9%
United Kingdom	16.6
Germany	11.0
Netherlands	6.7
France	6.6
Total	61.8%

Common stocks	Percentage of net assets
Aerospace & defense	2.09%
Airlines	1.80
Auto components	2.55
Automobiles	2.49
Banks	12.16
Biotechnology	2.02
Capital markets	1.05
Chemicals	3.61

Common stocks (concluded)	Percentage of net assets
Commercial services & supplies	1.43%
Diversified financial services	3.39
Diversified telecommunication services	4.32
Electric utilities	0.69
Food & staples retailing	3.39
Health care providers & services	1.77
Hotels, restaurants & leisure	1.14
Household durables	2.77
Industrial conglomerates	1.61
Insurance	5.01
IT services	1.65
Life sciences tools & services	1.69
Machinery	2.56
Marine	1.10
Media	0.95
Metals & mining	4.16
Oil, gas & consumable fuels	8.30
Personal products	2.56
Pharmaceuticals	5.79
Real estate management & development	1.16
Semiconductors & semiconductor equipment	2.31
Software	3.06
Specialty retail	1.21
Tobacco	4.01
Trading companies & distributors	1.35
Transportation infrastructure	0.95
Wireless telecommunication services	1.78
Total common stocks	97.88%

Short-term investment	0.75
Total investments	98.63%

Cash and other assets, less liabilities	1.37
Net assets	100.00%

[1]	The Fund’s portfolio is actively managed and its composition will vary over time.

UBS International Equity Relationship Fund

Portfolio of investments

June 30, 2017 (unaudited)

	Shares	Value
Common stocks: 97.88%
Australia: 2.45%
Insurance Australia Group Ltd.	35,960	$187,391
Rio Tinto Ltd.	8,708	423,464
Wesfarmers Ltd.	21,037	648,702

Total Australia common stocks		1,259,557

Austria: 2.18%
Erste Group Bank AG*	29,175	1,117,128

Belgium: 0.26%
Galapagos NV*	1,773	135,394

Bermuda: 1.61%
Jardine Matheson Holdings Ltd.	12,900	828,180

Canada: 5.70%
Enerplus Corp.	25,984	210,789
Husky Energy, Inc.*	47,749	542,000
Paramount Resources Ltd., Class A*	7,968	117,295
Suncor Energy, Inc.	32,034	935,972
Toronto-Dominion Bank (The)	22,307	1,124,123

Total Canada common stocks		2,930,179

Denmark: 2.83%
AP Moller—Maersk A/S, Class B	280	562,980
Novo Nordisk A/S, Class B	20,766	889,286

Total Denmark common stocks		1,452,266

Finland: 0.83%
Sampo OYJ, Class A	8,353	428,077

France: 6.61%
Credit Agricole SA	61,647	991,727
Peugeot SA	23,151	461,808
Sanofi	13,234	1,266,050
Thales SA	6,292	677,247

Total France common stocks		3,396,832

Germany: 11.00%
Deutsche Telekom AG (Registered)	84,375	1,514,919
Fresenius SE & Co. KGaA	10,586	907,535
Infineon Technologies AG	26,351	556,339
KION Group AG	11,488	878,059
MTU Aero Engines AG	2,803	395,379
SAP SE	6,495	678,400
thyssenkrupp AG	25,381	721,099

Total Germany common stocks		5,651,730

Hong Kong: 2.96%
AIA Group Ltd.	160,045	1,169,469
Power Assets Holdings Ltd.	40,000	353,252

Total Hong Kong common stocks		1,522,721

Ireland: 3.49%
ICON plc*	8,900	870,331
Ryanair Holdings plc ADR*	8,587	924,047

Total Ireland common stocks		1,794,378

	Shares	Value
Italy: 6.01%
Atlantia SpA	17,392	$489,456
Autogrill SpA	48,298	585,286
Banca Mediolanum SpA	101,798	844,691
Intesa Sanpaolo SpA	157,016	497,836
UniCredit SpA*	36,044	673,091

Total Italy common stocks		3,090,360

Japan: 20.93%
ABC-Mart, Inc.	10,600	622,947
Inpex Corp.	74,400	715,060
KDDI Corp.	34,600	915,181
Matsui Securities Co. Ltd.	66,200	539,135
Mitsui Fudosan Co. Ltd.	25,000	595,799
ORIX Corp.	57,900	895,719
Santen Pharmaceutical Co. Ltd.	23,200	314,353
Shin-Etsu Chemical Co. Ltd.	11,400	1,032,309
Shionogi & Co. Ltd.	5,500	306,064
Sony Corp.	37,400	1,425,174
Sumitomo Electric Industries Ltd.	39,000	599,867
Takeda Pharmaceutical Co., Ltd.	3,900	197,956
THK Co. Ltd.	15,400	435,403
Tokyo Electron Ltd.	4,700	633,492
Toyota Industries Corp.	13,500	709,358
Toyota Motor Corp.	15,600	817,344

Total Japan common stocks		10,755,161

Jersey: 2.69%
Glencore plc*	128,282	479,856
Shire plc	16,332	901,491

Total Jersey common stocks		1,381,347

Netherlands: 6.73%
ASR Nederland NV	23,388	788,690
Koninklijke Ahold Delhaize NV	27,756	530,683
Koninklijke DSM NV	11,311	822,156
Unilever NV CVA	23,805	1,313,767

Total Netherlands common stocks		3,455,296

Norway: 2.72%
Statoil ASA	41,943	695,303
Telenor ASA	42,427	703,835

Total Norway common stocks		1,399,138

Spain: 2.32%
Banco Santander SA	106,016	701,331
Mediaset Espana Comunicacion SA	39,426	490,606

Total Spain common stocks		1,191,937

United Kingdom: 16.56%
Anglo American plc*	38,698	516,119
Ashtead Group plc	33,590	695,176
Babcock International Group plc	64,018	734,163
BP plc	181,685	1,047,822
British American Tobacco plc	30,248	2,062,013
HSBC Holdings plc	123,507	1,144,853

UBS International Equity Relationship Fund

Portfolio of investments

June 30, 2017 (unaudited)

	Shares	Value
Common stocks—(Concluded)
United Kingdom—(Concluded)
Sage Group plc (The)	99,695	$893,352
Tesco plc*	256,165	563,188
Worldpay Group plc[1]	207,413	850,417

Total United Kingdom common stocks		8,507,103
Total common stocks (cost $43,757,268)		50,296,784

	Shares	Value
Short-term investment: 0.75%
Investment company: 0.75%
JPMorgan U.S. Government Money Market Fund, Capital Shares (cost $387,533)	387,533	$387,533
Total investments: 98.63% (cost $44,144,801)		50,684,317

Cash and other assets, less liabilities: 1.37%		703,713
Net assets: 100.00%		$51,388,030

Notes to portfolio of investments

Aggregate cost for federal income tax purposes was substantially the same as for book purposes; and net unrealized appreciation consisted of:

Gross unrealized appreciation	$8,329,019
Gross unrealized depreciation	(1,789,503)

Net unrealized appreciation of investments	$6,539,516

For a listing of defined portfolio acronyms, counterparty abbreviations and currency abbreviations that are used throughout the Portfolio of investments as well as the tables that follow, please refer to page 42. Portfolio footnotes begin on page 17.

Forward foreign currency contracts

Counterparty	Contracts to deliver	In exchange for	Maturity date	Unrealized appreciation/ (depreciation)
JPMCB	AUD 345,000	USD 264,623	09/27/17	$(258)
JPMCB	DKK 4,020,000	USD 611,987	09/27/17	(8,471)
JPMCB	EUR 3,280,000	USD 3,682,387	09/27/17	(80,829)
JPMCB	GBP 1,435,000	USD 1,830,886	09/27/17	(43,071)
JPMCB	HKD 5,390,000	USD 692,759	09/27/17	777
JPMCB	NOK 9,570,000	USD 1,131,614	09/27/17	(16,582)
JPMCB	USD 1,183,005	AUD 1,565,000	09/27/17	18,555
JPMCB	USD 1,337,217	CAD 1,765,000	09/27/17	25,656
JPMCB	USD 2,480,470	CHF 2,395,000	09/27/17	30,951
JPMCB	USD 194,813	EUR 170,000	09/27/17	232
JPMCB	USD 500,851	GBP 385,000	09/27/17	1,918
JPMCB	USD 342,222	ILS 1,205,000	09/27/17	4,393
JPMCB	USD 116,473	JPY 12,900,000	09/27/17	(1,349)
JPMCB	USD 1,381,336	SEK 12,020,000	09/27/17	52,389
JPMCB	USD 512,885	SGD 710,000	09/27/17	3,515
Net unrealized depreciation on forward foreign currency contracts				$(12,174)

UBS International Equity Relationship Fund

Portfolio of investments

June 30, 2017 (unaudited)

Fair valuation summary

The following is a summary of the fair valuations according to the inputs used as of June 30, 2017 in valuing the Fund’s investments. In the event a Fund holds investments for which fair value is measured using the NAV per share practical expedient (or its equivalent), a separate column will be added to the fair value hierarchy table; this is intended to permit reconciliation to the amounts presented in the Portfolio of investments.

Description	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Assets
Common stocks	$50,296,784	$—	$—	$50,296,784
Short-term investment	387,533	—	—	387,533
Forward foreign currency contracts	—	138,386	—	138,386
Total	$50,684,317	$138,386	$—	$50,822,703
Liabilities
Forward foreign currency contracts	$—	$(150,560)	$—	$(150,560)

At June 30, 2017, there were no transfers between Level 1 and Level 2.

Portfolio footnotes

*	Non-income producing security.
[1]	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities are considered liquid, unless noted otherwise, and may be resold in transactions exempt from registration, normally to qualified institutional buyers.

See accompanying notes to financial statements.

UBS U.S. Equity Alpha Relationship Fund

Portfolio performance

For the six months ended June 30, 2017, UBS U.S. Equity Alpha Relationship Fund (the “Fund”) returned 13.34%, while the Fund’s benchmark, the Russell 1000 Index (the “Index”), returned 9.27%. (Please note that the Fund’s returns do not reflect the deduction of taxes that a shareholder would pay on the redemption of Fund shares, while the Index returns do not reflect the deduction of fees and expenses.)

The Fund outperformed the Index primarily due to stock selection decisions.

Portfolio performance summary1

What worked:

•	Philip Morris International was the top-performing stock for the six months ended June 30, 2017.

–	As Philip Morris International operates in markets outside of the US, the stock price benefited from a weaker US dollar, which reduced headwinds. The tobacco sector enjoys solid and attractive industry dynamics, including strong pricing power, upside margin potential, and strong cash generation and returns. We believe the evolution of a new tobacco subsector called Reduced Risk Products adds considerable upside potential. (For details, see “Portfolio highlights.”)

•	Stock selection within information technology was a top contributor to performance. The Fund benefited from the exposure to semiconductors and software.

–	Micron Technology’s outperformance was driven by its strong quarterly results and forward-looking guidance relative to market expectations. This has resulted from a continuingly balanced supply/demand environment for Flash memory, a type of computer hardware.

–	Activision Blizzard and Take-Two Interactive Software both benefited from the overall strength of the videogame industry. We believe that videogame companies can grow faster than other areas of the entertainment industry due to more profitable digital downloads; increased genres, studios and platforms (including virtual reality, mobile and streaming); new engagement models (subscriptions, competitive gaming/“e-sports”); geographic growth (particularly in Asia and South America); multiplayer networked gaming; and the emergence of “e-sports” leagues.

•	Certain health care stocks made a positive contribution to relative returns. Within health care, we remain overweight biotechnology and health care providers, and underweight medical equipment.

–	Alnylam Pharmaceuticals was the Fund’s second-best performing stock during the first half of 2017. Alnylam’s outperformance was driven by positive clinical data and overall strength in the biotechnology industry.

–	Shares of Bio-Rad traded higher during the reporting period as the market was pricing in the company’s potential for increased margins in the attractive diagnostics area of healthcare, as well as future benefits from the rollout of its enterprise resource planning (ERP) system. (For details, see “Portfolio highlights.”)

What didn’t work:

•	Stock selection in the consumer staples sector detracted from Fund returns.

–	Kroger was the main underperforming position during the six-month period. Kroger’s performance has been hampered by 18 months of food deflation, which makes it difficult to grow top-line sales and leverage the high fixed cost of running the business. We believe Kroger is a well-managed company at the forefront of using

[1]	For a detailed commentary on the market environment in general during the reporting period, see page 3-4.

UBS U.S. Equity Alpha Relationship Fund

customer analytics to drive loyalty in a highly fragmented and low margin industry. Unfortunately, the planned purchase of Whole Foods by Amazon presents a threat to Kroger’s market share. This violated our research thesis for owning the stock, so we sold out of the position.

•	Several energy stocks made a negative contribution to performance. The sector has been difficult for investors to navigate.

–	We are focused on opportunities in exploration and production (E&P) companies with good acreage and less exposure to changing oil prices. While Oasis Petroleum and EOG Resources, two names in this group, underperformed during the six-month period, we believe this will be an area of greater opportunity in the second half of 2017.

•	A handful of other names detracted from relative performance.

–	Microsemi is a diversified manufacturer of semiconductors that is focused on the communications, defense, aerospace and high-end medical markets. Although the company underperformed during the reporting period, we believe it will continue to make acquisitions, grow its revenue base and gain efficiency. We believe it is possible that another large, broad-based semiconductor manufacturer may attempt an acquisition given Microsemi’s relatively low valuation.

–	Simon Property Group is a self-administered and self-managed real estate investment trust (REIT). The company owns, develops and manages retail real estate properties. The company’s stock price suffered from recent fears about the future of “brick and mortar” retail. As the owner of some of the country’s most productive regional malls, we believe Simon is strongly positioned to generate solid, high single-digit cash flow growth for the foreseeable future. (For details, see “Portfolio highlights.”)

Portfolio highlights

•	Philip Morris International is a leading company in the global cigarette and tobacco market. We believe the market underappreciates the persistence and predictability of the company’s cash flows and its returns to shareholders. Philip Morris’s regulatory and consumption risk is well-diversified across 180 markets around the globe. The company has proven its ability to accurately model demand for its products in spite of the complexities surrounding regulation, taxation and demographics.

•	Bio-Rad is a manufacturer and distributor of life science research and clinical diagnostics products. The company is under-earning as management invests in the rollout of its enterprise resource planning (ERP) system to streamline key areas of the business. We believe margins should increase significantly, driving earnings per share estimates well ahead of consensus. We also like the hidden value in Bio-Rad’s ownership stake in Sartorius, a biotechnology filtration company.

•	Allstate is engaged in the property-liability insurance business and the life insurance, retirement and investment products business. We believe Allstate is well positioned among insurers to benefit from continued pricing momentum in its core businesses, mainly homeowners and auto coverage, a standing that does not appear to be properly reflected in the company’s current valuation. Allstate’s bread-and-butter personal insurance businesses also stand out within the broader financial services sector as being comparatively less exposed to an uncertain interest rate environment and the implications from recent geopolitical turmoil.

•

Mondelez International manufactures and markets snack food and beverage products worldwide. The company’s cookies and chocolate products are experiencing strong category growth in developing markets. We believe Mondelez is well-positioned to benefit from its geographic exposure and strong operations in the BRICS countries (Brazil, Russia, India, China and South Africa), as well as in next-wave markets, such as Indonesia and the

UBS U.S. Equity Alpha Relationship Fund

Middle East. In addition, we see potential for restructuring in the company’s developed markets business, which represents an attractive opportunity to improve profit margins.

•	Simon Property Group owns some of the country’s most productive regional malls. As the quality gap between Class A malls and Class B & C malls continues to widen, we believe consumers will direct a growing proportion of their overall retail expenditures toward Class A malls. This should help the company maintain current re-leasing spreads and generate improving levels of percentage rent dollars. Even in a slowing retail sales environment, we believe that Simon can generate high single-digit cash flow and earnings growth over the next five years. In our view, the above-average quality of its portfolio should yield large positive re-leasing spreads as well as portfolio management opportunities that are embedded on the company’s current balance sheet.

This letter is intended to assist shareholders in understanding how the Fund performed during the six months ended June 30, 2017. The views and opinions in the letter were current as of August 18, 2017. They are not guarantees of future performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund’s future investment intent. We encourage you to consult your financial advisor regarding your personal investment program.

UBS U.S. Equity Alpha Relationship Fund

Average annual total returns for periods ended June 30, 2017 (unaudited)

	6 months	1 year	5 years	10 years
UBS U.S. Equity Alpha Relationship Fund	13.34%	25.52%	17.24%	6.83%
Russell 1000 Index[1]	9.27	18.03	14.67	7.29

[1]	The Russell 1000 Index is designed to measure the performance of the large-cap segment of the US equity universe. It is a subset of the Russell 3000 Index and includes approximately 1,000 of the largest securities based on a combination of their market cap and current index membership. The Russell 1000 Index is constructed to provide a comprehensive and unbiased barometer for the large-cap segment and is completely reconstituted annually to ensure new and growing equities are reflected. Investors should note that indices do not reflect the deduction of fees and expenses.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Total returns for periods of less than one year have not been annualized. Current performance may be higher or lower than the performance data quoted.

UBS U.S. Equity Alpha Relationship Fund

Portfolio statistics—June 30, 2017 (unaudited)1

Top ten holdings (long holdings)

Percentage of net assets
Philip Morris International, Inc.	4.9%
Amazon.com, Inc.	3.8
Facebook, Inc., Class A	3.6
Mondelez International, Inc., Class A	3.4
Walt Disney Co. (The)	2.9
UnitedHealth Group, Inc.	2.8
JPMorgan Chase & Co.	2.7
Bio-Rad Laboratories, Inc., Class A	2.7
Allstate Corp. (The)	2.6
Marsh & McLennan Cos., Inc.	2.5
Total	31.9%

Top ten holdings (short holdings)

Percentage of net assets
Netflix, Inc.	(0.1)%
Pandora Media, Inc.	(0.2)
Valero Energy Corp.	(0.2)
OPKO Health, Inc.	(0.2)
Intrexon Corp.	(0.3)
American Eagle Outfitters, Inc.	(0.3)
Stericycle, Inc.	(0.3)
Tesoro Corp.	(0.3)
Symantec Corp.	(0.3)
Motorola Solutions, Inc.	(0.3)
Total	(2.5)%

Top five issuer breakdown by country or territory of origin (long holdings)

Percentage of net assets
United States	106.8%
Ireland	4.7
Bermuda	4.0
Netherlands	2.1
United Kingdom	1.9
Total	119.5%

Issuer breakdown by country or territory of origin (short holdings)

Percentage of net assets
United Kingdom	(0.6)%
United States	(22.9)
Total	(23.5)%

[1]	The Fund’s portfolio is actively managed and its composition will vary over time.

UBS U.S. Equity Alpha Relationship Fund

Industry diversification—June 30, 2017 (unaudited)1

Common stocks	Percentage of net assets
Aerospace & defense	4.48%
Auto components	1.37
Automobiles	1.89
Banks	4.75
Beverages	2.37
Biotechnology	6.65
Building products	1.78
Chemicals	1.38
Communications equipment	1.56
Consumer finance	3.23
Distributors	1.72
Diversified financial services	0.92
Electronic equipment, instruments & components	2.83
Equity real estate investment trusts (REITs)	2.01
Food & staples retailing	1.89
Food products	3.39
Health care equipment & supplies	0.76
Health care providers & services	5.69
Hotels, restaurants & leisure	2.24
Household durables	3.15
Insurance	9.21
Internet & direct marketing retail	5.41
Internet software & services	3.59
IT services	1.97
Life sciences tools & services	2.68
Machinery	1.49
Media	4.80
Oil, gas & consumable fuels	5.25
Pharmaceuticals	5.78
Semiconductors & semiconductor equipment	11.19
Software	6.90
Specialty retail	1.55
Technology hardware, storage & peripherals	2.19
Tobacco	4.87
Wireless telecommunication services	1.29
Total common stocks	122.23%

Short-term investment	0.69
Total investments before investments sold short	122.92%

Investments sold short Common stocks	Percentage of net assets
Beverages	(1.07)%
Biotechnology	(2.03)
Capital markets	(1.03)
Commercial services & supplies	(1.45)
Communications equipment	(0.71)
Electronic equipment, instruments & components	(0.99)
Food products	(0.91)
Health care equipment & supplies	(1.73)
Health care providers & services	(1.37)
Hotels, restaurants & leisure	(2.23)
Household products	(0.36)
Insurance	(1.05)
Internet & direct marketing retail	(0.12)
Internet software & services	(0.70)
IT services	(0.36)
Life sciences tools & services	(1.96)
Oil, gas & consumable fuels	(0.52)
Semiconductors & semiconductor equipment	(2.01)
Software	(1.51)
Specialty retail	(1.33)
Total investments sold short	(23.44)%

Total investments, net of investments sold short	99.48%
Cash and other assets, less liabilities	0.52
Net assets	100.00%

[1]	The Fund’s portfolio is actively managed and its composition will vary over time.

UBS U.S. Equity Alpha Relationship Fund

Portfolio of investments

June 30, 2017 (unaudited)

	Shares	Value
Common stocks: 122.23%
Aerospace & defense: 4.48%
Spirit AeroSystems Holdings, Inc., Class A	98,000	$5,678,120
United Technologies Corp.[1]	42,531	5,193,460

		10,871,580

Auto components: 1.37%
Delphi Automotive plc	38,000	3,330,700

Automobiles: 1.89%
General Motors Co.[1]	131,181	4,582,152

Banks: 4.75%
JPMorgan Chase & Co.[1]	71,063	6,495,158
US Bancorp[1]	49,461	2,568,015
Wells Fargo & Co.[1]	44,327	2,456,159

		11,519,332

Beverages: 2.37%
PepsiCo, Inc.[1]	49,803	5,751,749

Biotechnology: 6.65%
Alnylam Pharmaceuticals, Inc.*,1	37,126	2,961,170
Biogen, Inc.*	9,970	2,705,459
Bioverativ, Inc.*	4,985	299,948
Celgene Corp.*	32,959	4,280,385
Emergent BioSolutions, Inc.*	48,024	1,628,494
Incyte Corp.*	12,375	1,558,136
Lexicon Pharmaceuticals, Inc.*,1	143,027	2,352,794
TG Therapeutics, Inc.*,1	34,552	347,248

		16,133,634

Building products: 1.78%
Allegion plc	53,300	4,323,696

Chemicals: 1.38%
LyondellBasell Industries NV, Class A	39,585	3,340,578

Communications equipment: 1.56%
Arista Networks, Inc.*,1	25,261	3,783,845

Consumer finance: 3.23%
American Express Co.[1]	29,239	2,463,093
Synchrony Financial	180,068	5,369,628

		7,832,721

Distributors: 1.72%
LKQ Corp.*	126,206	4,158,488

Diversified financial services: 0.92%
Voya Financial, Inc.	60,190	2,220,409

Electronic equipment, instruments & components: 2.83%
Flex Ltd.*	185,100	3,018,981
Jabil, Inc.[1]	131,641	3,842,601

		6,861,582

	Shares	Value
Equity real estate investment trusts (REITs): 2.01%
Simon Property Group, Inc.[1]	30,162	$4,879,005

Food & staples retailing: 1.89%
Walgreens Boots Alliance, Inc.[1]	58,524	4,583,014

Food products: 3.39%
Mondelez International, Inc., Class A1	190,499	8,227,652

Health care equipment & supplies: 0.76%
Wright Medical Group NV*	67,206	1,847,493

Health care providers & services: 5.69%
Cigna Corp.	22,844	3,823,857
Laboratory Corp. of America Holdings*	21,257	3,276,554
UnitedHealth Group, Inc.[1]	36,093	6,692,364

		13,792,775

Hotels, restaurants & leisure: 2.24%
Norwegian Cruise Line Holdings Ltd.*	100,100	5,434,429

Household durables: 3.15%
Lennar Corp., Class A1	61,676	3,288,564
Newell Brands, Inc.	80,996	4,343,006

		7,631,570

Insurance: 9.21%
Allstate Corp. (The)	70,646	6,247,932
Aon plc[1]	35,300	4,693,135
Marsh & McLennan Cos., Inc.	78,469	6,117,443
MetLife, Inc.[1]	95,891	5,268,252

		22,326,762

Internet & direct marketing retail: 5.41%
Amazon.com, Inc.*,1	9,413	9,111,784
Expedia, Inc.[1]	26,820	3,994,839

		13,106,623

Internet software & services: 3.59%
Facebook, Inc., Class A*,1	57,559	8,690,258

IT services: 1.97%
Visa, Inc., Class A1	50,999	4,782,686

Life sciences tools & services: 2.68%
Bio-Rad Laboratories, Inc., Class A*,1	28,699	6,494,871

Machinery: 1.49%
Wabtec Corp.	39,560	3,619,740

Media: 4.80%
CBS Corp. (Non-Voting), Class B1	70,582	4,501,720
Walt Disney Co. (The)[1]	67,224	7,142,550

		11,644,270

Oil, gas & consumable fuels: 5.25%
Delek US Holdings, Inc.	97,969	2,590,300
EOG Resources, Inc.[1]	42,838	3,877,696

UBS U.S. Equity Alpha Relationship Fund

Portfolio of investments

June 30, 2017 (unaudited)

	Shares	Value
Common stocks—(Concluded)
Oil, gas & consumable fuels—(Concluded)
Hess Corp.	49,588	$2,175,426
Noble Energy, Inc.	85,440	2,417,952
Oasis Petroleum, Inc.*,1	206,304	1,660,747

		12,722,121

Pharmaceuticals: 5.78%
Allergan plc[1]	19,656	4,778,177
Eli Lilly & Co.[1]	64,049	5,271,233
Mallinckrodt plc*,1	50,758	2,274,466
Medicines Co. (The)*,1	44,209	1,680,384

		14,004,260

Semiconductors & semiconductor equipment: 11.19%
Applied Materials, Inc.	81,863	3,381,761
Cirrus Logic, Inc.*	42,756	2,681,656
Lam Research Corp.	16,531	2,337,979
Marvell Technology Group Ltd.	260,907	4,310,184
Micron Technology, Inc.*,1	155,980	4,657,563
Microsemi Corp.*	54,899	2,569,273
ON Semiconductor Corp.*,1	207,358	2,911,306
Qorvo, Inc.*,1	30,165	1,910,048
Skyworks Solutions, Inc.[1]	24,619	2,362,193

		27,121,963

Software: 6.90%
Activision Blizzard, Inc.	61,518	3,541,591
Electronic Arts, Inc.*	31,252	3,303,962
PTC, Inc.*	58,369	3,217,299
Take-Two Interactive Software, Inc.*	45,348	3,327,636
Ultimate Software Group, Inc. (The)*	15,898	3,339,534

		16,730,022

Specialty retail: 1.55%
TJX Cos., Inc. (The)	51,986	3,751,830

Technology hardware, storage & peripherals: 2.19%
Western Digital Corp.[1]	59,855	5,303,153

Tobacco: 4.87%
Philip Morris International, Inc.[1]	100,517	11,805,721

Wireless telecommunication services: 1.29%
T-Mobile US, Inc.*,1	51,634	3,130,053
Total common stocks (cost $238,891,508)		296,340,737

Short-term investment: 0.69%
Investment company: 0.69%
JPMorgan U.S. Government Money Market Fund, Capital Shares (cost $1,679,413)	1,679,413	1,679,413
Total investments before investments sold short: 122.92% (cost $240,570,921)		298,020,150

	Shares	Value
Investments sold short: (23.44)%
Common stocks: (23.44)%
Beverages: (1.07)%
Constellation Brands, Inc., Class A	(9,128)	$(1,768,368)
Dr Pepper Snapple Group, Inc.	(8,983)	(818,441)

		(2,586,809)

Biotechnology: (2.03)%
AbbVie, Inc.	(21,088)	(1,529,091)
Intrexon Corp.	(25,515)	(614,656)
Ligand Pharmaceuticals, Inc.	(9,895)	(1,201,253)
OPKO Health, Inc.	(89,626)	(589,739)
United Therapeutics Corp.	(7,611)	(987,375)

		(4,922,114)

Capital markets: (1.03)%
Charles Schwab Corp. (The)	(57,928)	(2,488,587)

Commercial services & supplies: (1.45)%
Healthcare Services Group, Inc.	(61,675)	(2,888,240)
Stericycle, Inc.	(8,369)	(638,722)

		(3,526,962)

Communications equipment: (0.71)%
Harris Corp.	(9,200)	(1,003,536)
Motorola Solutions, Inc.	(8,204)	(711,615)

		(1,715,151)

Electronic equipment, instruments & components: (0.99)%
Keysight Technologies, Inc.	(20,832)	(810,990)
National Instruments Corp.	(39,690)	(1,596,332)

		(2,407,322)

Food products: (0.91)%
Campbell Soup Co.	(22,664)	(1,181,928)
McCormick & Co., Inc. (Non-Voting)	(10,410)	(1,015,079)

		(2,197,007)

Health care equipment & supplies: (1.73)%
Abaxis, Inc.	(18,632)	(987,868)
IDEXX Laboratories, Inc.	(11,323)	(1,827,759)
STERIS plc	(16,800)	(1,369,200)

		(4,184,827)

Health care providers & services: (1.37)%
Express Scripts Holding Co.	(15,000)	(957,600)
MEDNAX, Inc.	(12,785)	(771,830)
Patterson Cos., Inc.	(34,087)	(1,600,385)

		(3,329,815)

Hotels, restaurants & leisure: (2.23)%
Buffalo Wild Wings, Inc.	(6,543)	(828,998)
Choice Hotels International, Inc.	(35,539)	(2,283,381)
Hyatt Hotels Corp., Class A	(19,822)	(1,114,195)
Wendy’s Co. (The)	(76,938)	(1,193,308)

		(5,419,882)

UBS U.S. Equity Alpha Relationship Fund

Portfolio of investments

June 30, 2017 (unaudited)

	Shares	Value
Investments sold short—(Concluded)
Common stocks—(Concluded)
Household products: (0.36)%
Clorox Co. (The)	(6,603)	$(879,784)

Insurance: (1.05)%
CNO Financial Group, Inc.	(121,687)	(2,540,824)

Internet & direct marketing retail: (0.12)%
Netflix, Inc.	(1,949)	(291,200)

Internet software & services: (0.70)%
IAC/InterActiveCorp	(11,402)	(1,177,142)
Pandora Media, Inc.	(58,275)	(519,813)

		(1,696,955)

IT services: (0.36)%
Fidelity National Information Services, Inc.	(10,344)	(883,378)

Life sciences tools & services: (1.96)%
Mettler-Toledo International, Inc.	(4,363)	(2,567,800)
PerkinElmer, Inc.	(17,446)	(1,188,770)
Thermo Fisher Scientific, Inc.	(5,676)	(990,292)

		(4,746,862)

Oil, gas & consumable fuels: (0.52)%
Tesoro Corp.	(7,225)	(676,260)
Valero Energy Corp.	(8,671)	(584,946)

		(1,261,206)

	Shares	Value
Semiconductors & semiconductor equipment: (2.01)%
Analog Devices, Inc.	(10,194)	$(793,093)
First Solar, Inc.	(38,819)	(1,548,102)
NVIDIA Corp.	(11,075)	(1,601,002)
Texas Instruments, Inc.	(12,000)	(923,160)

		(4,865,357)

Software: (1.51)%
Fortinet, Inc.	(30,000)	(1,123,200)
Red Hat, Inc.	(10,111)	(968,128)
Symantec Corp.	(24,995)	(706,109)
Workday, Inc., Class A	(8,866)	(860,002)

		(3,657,439)

Specialty retail: (1.33)%
Abercrombie & Fitch Co., Class A	(66,017)	(821,251)
American Eagle Outfitters, Inc.	(52,451)	(632,035)
Gap, Inc. (The)	(43,900)	(965,361)
Williams-Sonoma, Inc.	(16,662)	(808,107)

		(3,226,754)
Total investments sold short (proceeds $42,934,007)		(56,828,235)

Total investments, net of investments sold short: 99.48%		241,191,915

Cash and other assets, less liabilities: 0.52%		1,269,801
Net assets: 100.00%		$242,461,716

Notes to portfolio of investments

Aggregate cost for federal income tax purposes, before investments sold short, was substantially the same as for book purposes; and net unrealized appreciation consisted of:

Gross unrealized appreciation	$61,707,173
Gross unrealized depreciation	(4,257,944)

Net unrealized appreciation of investments	$57,449,229

For a listing of defined acronyms, counterparty abbreviations that are used throughout the Portfolio of investments as well as the tables that follow, please refer to page 42. Portfolio footnotes begin on page 27.

UBS U.S. Equity Alpha Relationship Fund

Portfolio of investments

June 30, 2017 (unaudited)

Fair valuation summary

The following is a summary of the fair valuations according to the inputs used as of June 30, 2017 in valuing the Fund’s investments. In the event a Fund holds investments for which fair value is measured using the NAV per share practical expedient (or its equivalent), a separate column will be added to the fair value hierarchy table; this is intended to permit reconciliation to the amounts presented in the Portfolio of investments.

Description	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Assets
Common stocks	$296,340,737	$—	$—	$296,340,737
Short-term investment	1,679,413	—	—	1,679,413
Total	$298,020,150	$—	$—	$298,020,150
Liabilities
Common stocks sold short	$(56,828,235)	$—	$—	$(56,828,235)

At June 30, 2017, there were no transfers between Level 1 and Level 2.

Portfolio footnotes

*	Non-income producing security.
[1]	Security, or portion thereof, pledged as collateral for investments sold short.

See accompanying notes to financial statements.

UBS Global Corporate Bond Relationship Fund

Portfolio performance

For the six months ended June 30, 2017, UBS Global Corporate Bond Relationship Fund (the “Fund”) returned 3.23%. For comparison purposes, the Bloomberg Barclays Global Aggregate—Corporate Index (Hedged in USD) (the “Index”), returned 3.14%. (Please note that the Fund’s returns do not reflect the deduction of taxes that a shareholder would pay on the redemption of Fund shares, while the Index returns do not reflect the deduction of fees and expenses.)

The Fund slightly outperformed the Index during the reporting period, mainly due to an overweight exposure to European corporate bonds, where spreads tightened significantly. Positions in the utility and insurance sectors also proved beneficial to returns.

The Fund used derivatives during the reporting period. Certain interest rate derivatives were utilized to manage the Fund’s duration and yield curve exposure, while credit default swaps were used to implement specific credit-related investment strategies. Foreign exchange forwards were utilized to manage the Fund’s currency exposures—specifically to hedge its non-US dollar exposure. While derivatives play a role in the overall portfolio construction process, they are just one of the tools we use to manage the Fund’s overall risk exposure and to implement the aforementioned strategies.

Portfolio performance summary1

What worked:

•	An overweight exposure to lower rated investment grade credit and a small position in high yield bonds were beneficial, as lower-rated bonds outperformed over the reporting period.

•	A larger exposure than the Index in euro-denominated credit, where spreads tightened significantly, was additive for returns.

•	The Fund’s exposure to the European utility and subordinated insurance sectors was positive as they performed relatively well over the reporting period.

•	Credit selection within sterling-denominated financials proved beneficial.

What didn’t work:

•	A long duration position in Europe detracted from results, as government bond yields rose over the reporting period.

•	A short duration position in the US was a headwind for results, as Treasury yields generally fell over the reporting period.

•	A lower exposure to US dollar-denominated industrials than the Index was not rewarded, as spreads on these securities tightened over the reporting period.

This letter is intended to assist shareholders in understanding how the Fund performed during the six months ended June 30, 2017. The views and opinions in the letter were current as of August 18, 2017. They are not guarantees of future performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Fund’s future investment intent.

[1]	For a detailed commentary on the market environment in general during the reporting period, see page 3-4.

UBS Global Corporate Bond Relationship Fund

Average annual total returns for periods ended June 30, 2017 (unaudited)

	6 months	1 year	5 years	Inception[1]
UBS Global Corporate Bond Relationship Fund	3.23%	3.44%	4.37%	5.02%
Bloomberg Barclays Global Aggregate—Corporate Index (Hedged in USD)[2]	3.14	2.84	4.47	5.27

[1]	Inception date of UBS Global Corporate Bond Relationship Fund is September 30, 2009.
[2]	The Bloomberg Barclays Global Aggregate—Corporate Index (Hedged in USD) is an unmanaged sub-index of the Bloomberg Barclays Global Aggregate Index, which is a broad-based, market capitalization weighted index designed to measure the broad global markets for US and non-US corporate, government, governmental agency, supranational, mortgage-backed, asset-backed and commercial mortgage-backed fixed income securities. Investors should note that indices do not reflect the deduction of fees and expenses.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on the redemption of Fund shares. The return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Total returns for periods of less than one year have not been annualized. Current performance may be higher or lower than the performance data quoted.

UBS Global Corporate Bond Relationship Fund

Portfolio statistics and industry diversification—June 30, 2017 (unaudited)1

Top ten holdings

Percentage of net assets
JPMorgan Chase & Co., 3.200%, 01/25/23	1.7%
Citigroup, Inc., 3.875%, 10/25/23	1.0
Goldman Sachs Group, Inc. (The), 2.000%, 07/27/23	1.0
Morgan Stanley, 2.500%, 04/21/21	1.0
Bank of America Corp., 3.875%, 08/01/25	0.9
GE Capital International Funding Co. Unlimited Co., 4.418%, 11/15/35	0.8
Adani Abbot Point Terminal Pty. Ltd., 6.750%, 11/01/18	0.7
Metropolitan Life Global Funding I, 1.250%, 09/17/21	0.7
NBCUniversal Media LLC, 4.375%, 04/01/21	0.6
alstria office REIT-AG, REIT 2.250%, 03/24/21	0.6
Total	9.0%

Top five issuer breakdown by country or territory of origin

Percentage of net assets
United States	45.7%
United Kingdom	12.1
Netherlands	7.9
Australia	5.8
France	3.8
Total	75.3%

Bonds Corporate bonds	Percentage of net assets
Air freight & logistics	0.30%
Automobiles	0.20
Banks	18.06
Beverages	2.66
Biotechnology	1.65
Capital markets	4.41
Chemicals	1.12
Commercial services & supplies	0.18
Communications equipment	0.32

Bonds (concluded) Corporate bonds (concluded)	Percentage of net assets
Construction & engineering	1.35%
Consumer finance	0.86
Diversified financial services	3.35
Diversified telecommunication services	5.79
Electric utilities	5.95
Electrical equipment	0.16
Energy equipment & services	0.52
Equity real estate investment trusts (REITs)	1.54
Food & staples retailing	0.72
Food products	0.87
Gas utilities	2.06
Health care equipment & supplies	0.92
Health care providers & services	1.34
Hotels, restaurants & leisure	0.15
Household products	1.30
Independent power and renewable electricity producers	0.39
Industrial conglomerates	1.30
Insurance	7.89
Internet software & services	0.76
Life sciences tools & services	0.19
Machinery	0.27
Media	3.09
Metals & mining	1.39
Multi-utilities	1.40
Oil, gas & consumable fuels	9.56
Pharmaceuticals	3.72
Real estate management & development	0.16
Road & rail	0.97
Semiconductors & semiconductor equipment	0.78
Software	0.95
Specialty retail	0.36
Technology hardware, storage & peripherals	1.23
Tobacco	2.29
Transportation infrastructure	1.02
Water utilities	1.22
Wireless telecommunication services	1.17
Total corporate bonds	95.89%

Asset-backed security	0.12
Non-U.S. government obligation	0.26
Total bonds	96.27%

Short-term investment	1.96
Total investments	98.23%

Cash and other assets, less liabilities	1.77
Net assets	100.00%

[1]	The Fund’s portfolio is actively managed and its composition will vary over time.

UBS Global Corporate Bond Relationship Fund

Portfolio of investments

June 30, 2017 (unaudited)

	Face amount	Value
Bonds: 96.27%
Corporate bonds: 95.89%
Australia: 5.81%
Adani Abbot Point Terminal Pty. Ltd., 6.750%, due 11/01/18[1]	AUD 705,000	$543,569
APT Pipelines Ltd., 4.200%, due 03/23/25[2]	$ 220,000	227,129
Aurizon Network Pty. Ltd., 2.000%, due 09/18/24[1]	EUR 150,000	176,976
Australia & New Zealand Banking Group Ltd., 4.500%, due 03/19/24[1]	$ 200,000	208,938
Australia Pacific Airports Melbourne Pty. Ltd., 1.750%, due 10/15/24[1]	EUR 200,000	238,449
BHP Billiton Finance USA Ltd., 5.000%, due 09/30/43	$ 105,000	121,670
National Australia Bank Ltd., 2.000%, due 11/12/24[1,3]	EUR 275,000	321,394
Optus Finance Pty. Ltd., 4.625%, due 10/15/19[1]	$ 200,000	209,583
Origin Energy Finance Ltd., 2.500%, due 10/23/20[1]	EUR 335,000	406,543
5.450%, due 10/14/21[1]	$ 115,000	124,162
QBE Insurance Group Ltd., 2.400%, due 05/01/18[1]	200,000	200,117
6.750%, due 12/02/44[1,3]	300,000	334,275
Santos Finance Ltd., 8.250%, due 09/22/70[3]	EUR 205,000	236,161
Scentre Group Trust 1, REIT 1.375%, due 03/22/23[1]	200,000	233,642
1.500%, due 07/16/20[1]	150,000	176,712
SGSP Australia Assets Pty. Ltd., 2.000%, due 06/30/22[1]	130,000	156,410
3.250%, due 07/29/26[1]	$ 200,000	196,315
Telstra Corp. Ltd., 4.800%, due 10/12/21[1]	100,000	109,377
Transurban Finance Co. Pty. Ltd., 1.875%, due 09/16/24[1]	EUR 100,000	118,858
Westpac Banking Corp., 2.800%, due 01/11/22	$ 95,000	96,370

Total Australia corporate bonds		4,436,650

Belgium: 1.27%
AG Insurance SA, 3.500%, due 06/30/47[1,3]	EUR 200,000	239,851
Anheuser-Busch InBev SA/NV, 0.875%, due 03/17/22[1]	280,000	326,334
1.500%, due 03/17/25[1]	250,000	295,779
RESA SA, 1.000%, due 07/22/26[1]	100,000	110,962

Total Belgium corporate bonds		972,926

	Face amount	Value
Bermuda: 0.37%
Bacardi Ltd., 2.750%, due 07/03/23[1]	EUR 225,000	$283,360

Brazil: 0.30%
Vale SA, 5.625%, due 09/11/42	$ 245,000	232,750

Canada: 2.12%
Bank of Montreal, 6.020%, due 05/02/18	CAD 225,000	180,156
Bell Canada, Inc., 4.750%, due 09/29/44	45,000	37,831
Canadian Natural Resources Ltd., 2.950%, due 01/15/23	$ 130,000	128,948
3.850%, due 06/01/27	140,000	139,195
4.950%, due 06/01/47	50,000	50,814
Cenovus Energy, Inc., 4.250%, due 04/15/27[2]	155,000	147,673
Nexen Energy ULC, 6.400%, due 05/15/37	170,000	216,952
Royal Bank of Canada, 2.980%, due 05/07/19[1]	CAD 170,000	134,263
Suncor Energy, Inc., 3.000%, due 09/14/26	100,000	76,854
6.500%, due 06/15/38	$ 220,000	282,031
TELUS Corp., 3.750%, due 01/17/25	CAD 55,000	44,718
Yamana Gold, Inc., 4.950%, due 07/15/24	$ 180,000	181,864

Total Canada corporate bonds		1,621,299

Cayman Islands: 2.01%
Hutchison Whampoa International 09 Ltd., 7.625%, due 04/09/19[1]	200,000	218,250
Noble Holding International Ltd., 7.700%, due 04/01/25	110,000	84,425
Phoenix Group Holdings, 4.125%, due 07/20/22[1]	GBP 240,000	323,496
Tencent Holdings Ltd., 3.375%, due 05/02/19[1]	$ 200,000	204,569
Thames Water Utilities Cayman Finance Ltd., 5.375%, due 07/21/25[3]	GBP 95,000	124,029
Transocean, Inc., 6.800%, due 03/15/38	$ 175,000	127,750
XLIT Ltd., 3.250%, due 06/29/47[3]	EUR 205,000	230,629
5.250%, due 12/15/43	$ 70,000	79,447
Yorkshire Water Services Bradford Finance Ltd., 3.750%, due 03/22/46[1,3]	GBP 100,000	139,360

Total Cayman Islands corporate bonds		1,531,955

UBS Global Corporate Bond Relationship Fund

Portfolio of investments

June 30, 2017 (unaudited)

	Face amount	Value
Bonds—(Continued)
Corporate bonds—(Continued)
Curacao: 0.06%
Teva Pharmaceutical Finance IV BV, 3.650%, due 11/10/21	$ 42,000	$ 43,365

Czech Republic: 0.29%
NET4GAS sro, 2.500%, due 07/28/21[1]	EUR 180,000	219,446

Denmark: 0.18%
DONG Energy A/S, 3.000%, due 11/06/3015[1,3]	115,000	136,995

Finland: 0.68%
Elenia Finance OYJ, 2.875%, due 12/17/20[1]	175,000	215,046
Teollisuuden Voima OYJ, 2.500%, due 03/17/21[1]	150,000	179,048
4.625%, due 02/04/19[1]	100,000	121,786

Total Finland corporate bonds		515,880

France: 3.75%
APRR SA, 2.250%, due 01/16/20[1]	200,000	240,376
Arkema SA, 1.500%, due 01/20/25[1]	100,000	117,337
AXA SA, 3.375%, due 07/06/47[1,3]	250,000	303,553
Banque Federative du Credit Mutuel SA, 3.000%, due 09/11/25[1]	100,000	123,203
BNP Paribas SA, 2.700%, due 08/20/18	$ 180,000	182,046
2.875%, due 03/20/26[1,3]	EUR 110,000	133,173
Credit Agricole SA, 1.875%, due 12/20/26[1]	100,000	116,485
Credit Logement SA, 0.819%, due 09/16/17[1,3,4]	150,000	140,998
Electricite de France SA, 5.625%, due 01/22/24[1,3,4]	$ 100,000	102,975
6.950%, due 01/26/39[2]	70,000	93,122
Engie SA, 4.750%, due 07/10/21[1,3,4]	EUR 200,000	255,842
Orange SA, 5.875%, due 02/07/22[1,3,4]	GBP 100,000	143,965
RTE Reseau de Transport d’Electricite SA, 1.000%, due 10/19/26[1]	EUR 100,000	112,029
Sanofi, 0.000%, due 01/13/20[1]	300,000	342,046
TDF Infrastructure SAS, 2.875%, due 10/19/22[1]	100,000	124,192
TOTAL SA, 2.625%, due 02/26/25[1,3,4]	185,000	209,185

	Face amount	Value
Transport et Infrastructures Gaz France SA, 2.200%, due 08/05/25[1]	EUR 100,000	$121,365

Total France corporate bonds		2,861,892

Germany: 1.86%
Allianz SE, 4.750%, due 10/24/23[1,3,4]	EUR 100,000	131,340
alstria office REIT-AG, REIT 2.250%, due 03/24/21[1]	400,000	482,567
Deutsche Bank AG, 1.875%, due 02/28/20[1]	GBP 200,000	261,341
Henkel AG & Co. KGaA, 0.875%, due 09/13/22[1]	100,000	127,488
1.500%, due 09/13/19[1]	$ 360,000	357,568
LANXESS AG, 0.250%, due 10/07/21[1]	EUR 50,000	56,695

Total Germany corporate bonds		1,416,999

Hong Kong: 0.42%
AIA Group Ltd., 1.750%, due 03/13/18[1]	$ 320,000	319,351

Ireland: 2.07%
Fresenius Finance Ireland plc, 0.875%, due 01/31/22[1]	EUR 90,000	102,874
1.500%, due 01/30/24[1]	80,000	92,320
GAS Networks Ireland, 1.375%, due 12/05/26[1]	110,000	126,433
GE Capital International Funding Co. Unlimited Co., 2.342%, due 11/15/20	$ 347,000	349,743
4.418%, due 11/15/35	600,000	653,723
Shire Acquisitions Investments Ireland DAC, 2.400%, due 09/23/21	165,000	163,060
3.200%, due 09/23/26	90,000	88,016

Total Ireland corporate bonds		1,576,169

Italy: 1.45%
Autostrade per l’Italia SpA, 1.125%, due 11/04/21[1]	EUR 150,000	176,742
CDP Reti SpA, 1.875%, due 05/29/22[1]	165,000	194,215
Intesa Sanpaolo SpA, 3.875%, due 01/16/18	$ 200,000	201,852
4.375%, due 10/15/19[1]	EUR 100,000	124,973
Italgas SpA, 1.625%, due 01/19/27[1]	230,000	265,424
SNAM SPA Note, 1.375%, due 11/19/23[1]	120,000	140,759

Total Italy corporate bonds		1,103,965

UBS Global Corporate Bond Relationship Fund

Portfolio of investments

June 30, 2017 (unaudited)

	Face amount	Value
Bonds—(Continued)
Corporate bonds—(Continued)
Japan: 0.70%
Bank of Tokyo-Mitsubishi UFJ Ltd. (The), 2.350%, due 09/08/19[1]	$ 200,000	$200,602
Mitsubishi UFJ Financial Group, Inc., 2.950%, due 03/01/21	200,000	203,226
Sumitomo Mitsui Financial Group, Inc., 2.934%, due 03/09/21	125,000	126,976

Total Japan corporate bonds		530,804

Jersey: 0.74%
AA Bond Co. Ltd., 4.720%, due 07/31/18[1]	GBP 100,000	134,744
Gatwick Funding Ltd., 5.250%, due 01/23/24[1]	100,000	155,554
Heathrow Funding Ltd., 4.600%, due 02/15/18[1]	EUR 150,000	176,180
HSBC Bank Capital Funding Sterling 2 LP, 5.862%, due 04/07/20[3,4]	GBP 70,000	100,110

Total Jersey corporate bonds		566,588

Luxembourg: 0.89%
Allergan Funding SCS, 1.250%, due 06/01/24	EUR 210,000	238,285
2.125%, due 06/01/29	100,000	114,078
3.450%, due 03/15/22	$ 150,000	154,606
4.750%, due 03/15/45	52,000	56,210
Glencore Finance Europe SA, 1.875%, due 09/13/23[1]	EUR 100,000	115,577

Total Luxembourg corporate bonds		678,756

Mexico: 0.88%
America Movil SAB de CV, 5.000%, due 03/30/20	$ 165,000	177,330
Series A, 5.125%, due 09/06/73[1,3]	EUR 125,000	150,121
Petroleos Mexicanos, 3.750%, due 02/21/24[1]	170,000	200,718
5.500%, due 02/24/25[1]	110,000	143,540

Total Mexico corporate bonds		671,709

Netherlands: 7.85%
ABN AMRO Bank NV, 6.250%, due 09/13/22[1,3]	$ 200,000	201,624
Achmea BV, 2.500%, due 11/19/20[1]	EUR 300,000	365,987
4.250%, due 02/04/25[1,3,4]	150,000	165,334
Bharti Airtel International Netherlands BV, 4.000%, due 12/10/18[1]	280,000	336,776

	Face amount	Value
Coca-Cola HBC Finance BV, 2.375%, due 06/18/20[1]	EUR 185,000	$223,426
Cooperatieve Rabobank UA, 1.700%, due 03/19/18	$ 265,000	265,347
2.500%, due 05/26/26[1,3]	EUR 285,000	341,411
5.500%, due 06/29/20[1,3,4]	330,000	399,034
Demeter Investments BV for Swiss Life AG, 4.375%, due 06/16/25[1,3,4]	215,000	267,602
Deutsche Telekom International Finance BV, 0.625%, due 04/03/23[1]	70,000	79,612
6.500%, due 04/08/22	GBP 50,000	80,166
EDP Finance BV, 2.000%, due 04/22/25[1]	EUR 170,000	197,329
ELM BV for Swiss Reinsurance Co. Ltd., 2.600%, due 09/01/25[1,3,4]	155,000	179,692
Heineken NV, 2.125%, due 08/04/20[1]	100,000	120,858
ING Bank NV, 4.125%, due 11/21/23[1,3]	$ 200,000	204,352
ING Groep NV, 3.150%, due 03/29/22	200,000	203,787
Mylan NV, 3.125%, due 11/22/28[1]	EUR 140,000	169,784
NN Group NV, 0.875%, due 01/13/23[1]	160,000	182,092
Nomura Europe Finance NV, 1.500%, due 05/12/21[1]	100,000	118,219
Redexis Gas Finance BV, 1.875%, due 04/27/27[1]	220,000	249,038
2.750%, due 04/08/21[1]	195,000	241,045
Ren Finance BV, 2.500%, due 02/12/25[1]	100,000	119,456
4.750%, due 10/16/20[1]	100,000	130,300
Shell International Finance BV, 1.250%, due 11/10/17	$ 260,000	260,100
4.375%, due 05/11/45	300,000	314,412
Teva Pharmaceutical Finance Netherlands II BV, 1.125%, due 10/15/24[1]	EUR 210,000	229,718
Teva Pharmaceutical Finance Netherlands III BV, 2.800%, due 07/21/23	$ 225,000	219,094
Vonovia Finance BV, 4.000%, due 12/17/21[1,3,4]	EUR 100,000	122,858

Total Netherlands corporate bonds		5,988,453

New Zealand: 0.25%
Westpac Securities NZ Ltd., 0.250%, due 04/06/22[1]	170,000	193,339

UBS Global Corporate Bond Relationship Fund

Portfolio of investments

June 30, 2017 (unaudited)

	Face amount	Value
Bonds—(Continued)
Corporate bonds—(Continued)
Norway: 0.40%
Statoil ASA, 3.125%, due 08/17/17	$ 180,000	$180,338
4.800%, due 11/08/43	110,000	123,227

Total Norway corporate bonds		303,565

Portugal: 0.30%
Caixa Geral de Depositos SA, 3.750%, due 01/18/18[1]	EUR 100,000	116,584
Galp Gas Natural Distribuicao SA, 1.375%, due 09/19/23[1]	100,000	113,520

Total Portugal corporate bonds		230,104

Singapore: 0.27%
United Overseas Bank Ltd., 3.750%, due 09/19/24[1,3]	$ 200,000	203,946

Spain: 1.29%
Aigues de Barcelona Finance SAU, 1.944%, due 09/15/21[1]	EUR 170,000	204,444
Canal de Isabel II Gestion SA, 1.680%, due 02/26/25[1]	100,000	115,560
Santander Issuances SAU, 3.250%, due 04/04/26[1]	100,000	121,758
Telefonica Emisiones SAU, 4.710%, due 01/20/20[1]	300,000	382,474
5.213%, due 03/08/47	$ 150,000	162,203

Total Spain corporate bonds		986,439

Sweden: 0.88%
Nordea Bank AB, 1.875%, due 11/10/25[1,3]	EUR 120,000	142,011
2.125%, due 05/29/20[2]	$ 200,000	200,249
PGE Sweden AB, 1.625%, due 06/09/19[1]	EUR 100,000	117,295
Svenska Handelsbanken AB, 5.125%, due 03/30/20[1]	$ 200,000	215,892

Total Sweden corporate bonds		675,447

Switzerland: 0.34%
Credit Suisse Group AG, 4.282%, due 01/09/28[2]	250,000	258,447

United Kingdom: 12.13%
Anglian Water Services Financing plc, 4.500%, due 02/22/26[1]	GBP 150,000	224,547
Aon plc, 2.875%, due 05/14/26	EUR 100,000	124,884
Arqiva Financing plc, 4.040%, due 06/30/20[1]	GBP 100,000	138,273
4.882%, due 12/31/32[1]	150,000	221,758
Aviva plc, 0.100%, due 12/13/18[1]	EUR 100,000	114,160
5.125%, due 06/04/50[1,3]	GBP 125,000	177,675

	Face amount	Value
Barclays Bank plc, 6.625%, due 03/30/22[1]	EUR 100,000	$141,473
Barclays plc, 1.875%, due 12/08/23[1]	110,000	130,190
3.684%, due 01/10/23	$ 200,000	205,190
4.375%, due 09/11/24	400,000	404,837
BAT International Finance plc, 0.875%, due 10/13/23[1]	EUR 100,000	112,343
2.375%, due 01/19/23[1]	190,000	233,687
BP Capital Markets plc, 1.375%, due 05/10/18	$ 125,000	124,744
2.750%, due 05/10/23	75,000	74,674
British Telecommunications plc, 0.625%, due 03/10/21[1]	EUR 250,000	286,510
BUPA Finance plc, 6.125%, due 09/16/20[3,4]	GBP 120,000	173,682
Cadent Finance plc, 2.750%, due 09/22/46[1]	100,000	124,629
Coca-Cola European Partners plc, 1.125%, due 05/26/24[1]	EUR 120,000	138,475
Diageo Capital plc, 3.875%, due 04/29/43	$ 115,000	115,327
EE Finance plc, 4.375%, due 03/28/19[1]	GBP 125,000	171,626
HSBC Holdings plc, 5.100%, due 04/05/21	$ 310,000	337,004
Imperial Brands Finance plc, 1.375%, due 01/27/25[1]	EUR 100,000	113,563
2.050%, due 02/11/18[2]	$ 200,000	200,262
2.950%, due 07/21/20[2]	200,000	203,363
9.000%, due 02/17/22[1]	GBP 50,000	86,028
Lloyds Banking Group plc, 1.000%, due 11/09/23[1]	EUR 300,000	342,179
National Grid Electricity Transmission plc, 4.000%, due 06/08/27[1]	GBP 150,000	228,642
Nationwide Building Society, 2.250%, due 04/29/22[1]	110,000	149,709
Northern Gas Networks Finance plc, 5.875%, due 07/08/19	100,000	142,895
Northumbrian Water Finance plc, 1.625%, due 10/11/26[1]	100,000	125,187
Prudential plc, 1.375%, due 01/19/18[1]	235,000	306,945
5.000%, due 07/20/55[1,3]	100,000	137,062
Reckitt Benckiser Treasury Services plc, 2.375%, due 06/24/22[2]	$ 390,000	387,408
Royal Bank of Scotland Group plc, 3.498%, due 05/15/23[3]	200,000	201,185
3.875%, due 09/12/23	200,000	203,960
Royal Bank of Scotland plc (The), 6.934%, due 04/09/18	EUR 130,000	155,998
Santander UK Group Holdings plc, 3.571%, due 01/10/23	$ 200,000	204,530

UBS Global Corporate Bond Relationship Fund

Portfolio of investments

June 30, 2017 (unaudited)

	Face amount	Value
Bonds—(Continued)
Corporate bonds—(Continued)
United Kingdom—(Concluded)
Santander UK plc, 4.000%, due 03/13/24	$ 150,000	$158,448
Scottish Widows Ltd., 5.500%, due 06/16/23[1]	GBP 100,000	145,831
Sky plc, 2.500%, due 09/15/26[1]	EUR 180,000	220,643
SSE plc, 3.875%, due 09/10/20[1,3,4]	GBP 150,000	200,355
Standard Chartered plc, 4.000%, due 07/12/22[1,3]	$ 385,000	385,154
State Grid Europe Development 2014 plc, Series A, 1.500%, due 01/26/22[1]	EUR 125,000	145,981
Tesco plc, 6.125%, due 02/24/22	GBP 50,000	74,613
Thames Water Utilities Finance Ltd., 5.125%, due 09/28/37	170,000	301,098
Vodafone Group plc, 4.375%, due 02/19/43	$ 60,000	59,330
Wales & West Utilities Finance plc, 6.750%, due 12/17/36[3]	GBP 60,000	83,656
Western Power Distribution West Midlands plc, 5.750%, due 04/16/32[1]	100,000	178,901
WPP Finance 2010, 3.750%, due 09/19/24	$ 135,000	138,311
WPP Finance 2013, 0.430%, due 03/23/18[1]	EUR 170,000	194,547

Total United Kingdom corporate bonds		9,251,472

United States: 45.61%
21st Century Fox America, Inc., 6.200%, due 12/15/34	$ 260,000	320,438
ABB Finance USA, Inc., 2.875%, due 05/08/22	150,000	153,393
Abbott Laboratories, 3.750%, due 11/30/26	160,000	163,346
4.900%, due 11/30/46	205,000	226,568
AbbVie, Inc., 1.375%, due 05/17/24	EUR 365,000	420,525
2.900%, due 11/06/22	$ 145,000	146,346
4.400%, due 11/06/42	105,000	107,711
Aetna, Inc., 3.500%, due 11/15/24	185,000	190,853
Albemarle Corp., 1.875%, due 12/08/21[1]	EUR 115,000	136,895
Alphabet, Inc., 1.998%, due 08/15/26	$ 400,000	374,293
Altria Group, Inc., 4.250%, due 08/09/42	420,000	434,696

	Face amount	Value
American International Group, Inc., 3.375%, due 08/15/20	$ 190,000	$196,595
Amgen, Inc., 4.400%, due 05/01/45	100,000	102,860
Anadarko Petroleum Corp., 3.450%, due 07/15/24	70,000	68,384
4.850%, due 03/15/21	65,000	69,371
Anheuser-Busch InBev Worldwide, Inc., 3.750%, due 01/15/22	210,000	221,445
Apache Corp., 4.250%, due 01/15/44	260,000	243,865
Apple, Inc., 1.300%, due 02/23/18	85,000	84,970
3.850%, due 08/04/46	300,000	300,253
AT&T, Inc., 2.350%, due 09/04/29	EUR 250,000	282,339
3.000%, due 02/15/22	$ 165,000	165,717
4.750%, due 05/15/46	335,000	328,952
5.000%, due 03/01/21	350,000	378,618
5.550%, due 08/15/41	180,000	195,824
Baltimore Gas & Electric Co., 3.500%, due 08/15/46	120,000	114,589
Bank of America Corp., 3.875%, due 08/01/25	670,000	693,186
5.875%, due 02/07/42	140,000	175,664
BB&T Corp., 1.600%, due 08/15/17	120,000	120,020
Berkshire Hathaway Finance Corp., 1.300%, due 05/15/18	105,000	104,887
Berkshire Hathaway, Inc., 1.300%, due 03/15/24	EUR 170,000	198,487
3.125%, due 03/15/26	$ 130,000	131,475
Burlington Northern Santa Fe LLC, 3.000%, due 03/15/23	200,000	205,070
5.400%, due 06/01/41	130,000	158,549
Capital One Financial Corp., 2.500%, due 05/12/20	85,000	85,362
3.200%, due 02/05/25	260,000	254,527
Celgene Corp., 3.875%, due 08/15/25	135,000	141,000
CF Industries, Inc., 3.400%, due 12/01/21[2]	115,000	116,257
5.150%, due 03/15/34	135,000	124,875
Charter Communications Operating LLC, 4.464%, due 07/23/22	160,000	170,456
5.375%, due 05/01/47[2]	75,000	79,452
Cimarex Energy Co., 3.900%, due 05/15/27	80,000	80,446
Cisco Systems, Inc., 1.400%, due 02/28/18	75,000	75,012
Citigroup, Inc., 3.875%, due 10/25/23	750,000	782,581
4.600%, due 03/09/26	100,000	104,944

UBS Global Corporate Bond Relationship Fund

Portfolio of investments

June 30, 2017 (unaudited)

	Face amount	Value
Bonds—(Continued)
Corporate bonds—(Continued)
United States—(Continued)
Coca-Cola Co. (The), 1.875%, due 09/22/26	EUR 100,000	$121,501
Comcast Corp., 4.750%, due 03/01/44	$ 65,000	72,431
ConocoPhillips Co., 2.200%, due 05/15/20	200,000	200,640
4.200%, due 03/15/21	135,000	143,121
Consumers Energy Co., 3.250%, due 08/15/46	65,000	59,682
CVS Health Corp., 5.125%, due 07/20/45	230,000	264,033
Daimler Finance North America LLC, 2.450%, due 05/18/20[2]	150,000	150,881
Diamond 1 Finance Corp., 3.480%, due 06/01/19[2]	200,000	204,683
8.350%, due 07/15/46[2]	270,000	348,846
Dominion Energy, Inc., Series D, 2.850%, due 08/15/26	85,000	81,033
DTE Energy Co., 6.375%, due 04/15/33	180,000	226,878
Duke Energy Carolinas LLC, 4.000%, due 09/30/42	190,000	196,301
Eaton Corp., 4.150%, due 11/02/42	120,000	122,912
Ecolab, Inc., 5.500%, due 12/08/41	200,000	245,299
EI du Pont de Nemours & Co., 2.200%, due 05/01/20	60,000	60,321
Eli Lilly & Co., 2.350%, due 05/15/22	80,000	80,209
3.100%, due 05/15/27	80,000	80,784
Enable Midstream Partners LP, 3.900%, due 05/15/24	145,000	143,806
Energy Transfer LP, 6.050%, due 06/01/41	220,000	234,286
Enterprise Products Operating LLC, 4.850%, due 03/15/44	140,000	148,605
ERAC USA Finance LLC, 5.625%, due 03/15/42[2]	100,000	113,706
ERP Operating LP, REIT 3.375%, due 06/01/25	140,000	140,881
Exelon Corp., 3.400%, due 04/15/26	135,000	134,558
Express Scripts Holding Co., 2.250%, due 06/15/19	165,000	165,553
Exxon Mobil Corp., 3.567%, due 03/06/45	85,000	81,887
4.114%, due 03/01/46	85,000	89,801
FedEx Corp., 1.625%, due 01/11/27	EUR 150,000	170,885
4.550%, due 04/01/46	$ 55,000	58,181

	Face amount	Value
Fifth Third Bancorp, 2.600%, due 06/15/22	$ 290,000	$288,475
Five Corners Funding Trust, 4.419%, due 11/15/23[2]	335,000	359,702
Freeport-McMoRan, Inc., 3.550%, due 03/01/22	290,000	271,782
3.875%, due 03/15/23	100,000	93,000
General Electric Co., 2.125%, due 05/17/37	EUR 185,000	206,817
4.125%, due 10/09/42	$ 115,000	121,196
4.375%, due 09/16/20	95,000	101,963
6.750%, due 03/15/32	130,000	178,210
General Motors Financial Co., Inc., 3.200%, due 07/06/21	170,000	171,895
Georgia Power Co., 5.400%, due 06/01/40	120,000	140,347
Gilead Sciences, Inc., 2.050%, due 04/01/19	95,000	95,304
4.750%, due 03/01/46	75,000	82,240
4.800%, due 04/01/44	150,000	163,677
Glencore Funding LLC, 2.500%, due 01/15/19[2]	46,000	46,137
Goldman Sachs Group, Inc. (The), 2.000%, due 07/27/23[1]	EUR 650,000	779,800
5.150%, due 05/22/45	$ 155,000	172,447
Hartford Financial Services Group, Inc. (The), 4.300%, due 04/15/43	110,000	112,010
HCP, Inc., REIT 3.875%, due 08/15/24	140,000	142,738
Home Depot, Inc. (The), 4.875%, due 02/15/44	95,000	110,347
Honeywell International, Inc., 1.850%, due 11/01/21	165,000	162,340
Illinois Tool Works, Inc., 2.650%, due 11/15/26	210,000	205,100
JPMorgan Chase & Co., 3.200%, due 01/25/23	1,300,000	1,325,271
3.625%, due 12/01/27	300,000	296,962
Juniper Networks, Inc., 4.500%, due 03/15/24	160,000	169,963
Kinder Morgan Energy Partners LP, 5.000%, due 10/01/21	120,000	128,870
5.000%, due 03/01/43	275,000	265,624
Kinder Morgan, Inc., 5.625%, due 11/15/23[2]	65,000	71,910
Kraft Heinz Foods Co., 2.250%, due 05/25/28[1]	EUR 200,000	228,516
4.875%, due 02/15/25[2]	$ 135,000	144,696
5.000%, due 06/04/42	185,000	195,551
Kroger Co. (The), 3.875%, due 10/15/46	60,000	52,943
Liberty Mutual Group, Inc., 2.750%, due 05/04/26[1]	EUR 110,000	134,121
4.250%, due 06/15/23[2]	$ 220,000	234,024

UBS Global Corporate Bond Relationship Fund

Portfolio of investments

June 30, 2017 (unaudited)

	Face amount	Value
Bonds—(Continued)
Corporate bonds—(Continued)
United States—(Continued)
Lowe’s Cos., Inc., 4.250%, due 09/15/44	$ 160,000	$167,638
Marathon Oil Corp., 3.850%, due 06/01/25	165,000	161,073
McDonald’s Corp., 2.750%, due 12/09/20	110,000	111,985
Medtronic, Inc., 3.150%, due 03/15/22	150,000	155,208
4.625%, due 03/15/45	70,000	78,894
Merck & Co., Inc., 1.875%, due 10/15/26	EUR 100,000	122,123
3.700%, due 02/10/45	$ 65,000	64,920
Metropolitan Life Global Funding I, 1.250%, due 09/17/21[1]	EUR 425,000	501,346
Microsoft Corp., 2.400%, due 08/08/26	$ 130,000	125,122
3.500%, due 11/15/42	120,000	118,308
3.700%, due 08/08/46	195,000	193,261
Molson Coors Brewing Co., 3.000%, due 07/15/26	75,000	72,146
Monongahela Power Co., 5.400%, due 12/15/43[2]	85,000	103,368
Morgan Stanley, 2.500%, due 04/21/21	720,000	719,380
2.625%, due 03/09/27	GBP 180,000	234,261
4.350%, due 09/08/26	$ 160,000	166,359
6.375%, due 07/24/42	80,000	106,477
MPLX LP, 5.200%, due 03/01/47	130,000	133,325
NBCUniversal Media LLC, 4.375%, due 04/01/21	450,000	485,005
Occidental Petroleum Corp., 4.625%, due 06/15/45	75,000	79,616
Oncor Electric Delivery Co. LLC, 7.000%, due 05/01/32	140,000	192,821
7.250%, due 01/15/33	110,000	153,686
Oracle Corp., 2.400%, due 09/15/23	290,000	286,196
Pacific Gas & Electric Co., 6.050%, due 03/01/34	300,000	387,502
PacifiCorp, 6.000%, due 01/15/39	180,000	234,004
PepsiCo, Inc., 1.350%, due 10/04/19	115,000	113,990
Pfizer, Inc., 0.250%, due 03/06/22	EUR 205,000	232,112
5.200%, due 08/12/20	$ 220,000	241,339
Philip Morris International, Inc., 4.250%, due 11/10/44	190,000	195,865
Phillips 66, 4.650%, due 11/15/34	85,000	89,561

	Face amount	Value
Phillips 66 Partners LP, 4.680%, due 02/15/45	$ 85,000	$81,528
Plains All American Pipeline LP, 3.650%, due 06/01/22	65,000	66,303
PNC Bank NA, 2.700%, due 11/01/22	250,000	250,036
PPL Capital Funding, Inc., 4.700%, due 06/01/43	210,000	221,689
Procter & Gamble Co. (The), 2.450%, due 11/03/26	125,000	122,167
QUALCOMM, Inc., 1.850%, due 05/20/19	295,000	295,684
3.250%, due 05/20/27	195,000	195,467
4.300%, due 05/20/47	105,000	107,192
Reynolds American, Inc., 4.450%, due 06/12/25	100,000	107,353
5.700%, due 08/15/35	50,000	59,311
Roche Holdings, Inc., 2.625%, due 05/15/26[1]	200,000	194,681
Schlumberger Holdings Corp., 3.000%, due 12/21/20[2]	180,000	183,259
Sempra Energy, 6.000%, due 10/15/39	170,000	215,434
Southern Co. (The), 3.250%, due 07/01/26	180,000	176,105
4.400%, due 07/01/46	170,000	173,337
Southwestern Electric Power Co., 6.200%, due 03/15/40	215,000	276,553
SunTrust Banks, Inc., 2.350%, due 11/01/18	185,000	186,109
2.700%, due 01/27/22	250,000	250,496
Swiss Re Treasury US Corp., 4.250%, due 12/06/42[2]	75,000	77,222
Teachers Insurance & Annuity Association of America, 4.900%, due 09/15/44[2]	105,000	117,687
Thermo Fisher Scientific, Inc., 2.400%, due 02/01/19	140,000	141,043
Time Warner Cable LLC, 4.500%, due 09/15/42	125,000	119,090
5.000%, due 02/01/20	365,000	389,355
Unilever Capital Corp., 1.375%, due 07/28/21	100,000	96,516
Union Pacific Corp., 4.050%, due 11/15/45	85,000	88,069
UnitedHealth Group, Inc., 2.700%, due 07/15/20	290,000	296,429
US Bank NA, 1.350%, due 01/26/18	270,000	269,867
Valero Energy Corp., 4.900%, due 03/15/45	172,000	179,431
Verizon Communications, Inc., 2.946%, due 03/15/22[2]	420,000	422,872
3.000%, due 11/01/21	110,000	111,446
4.500%, due 09/15/20	135,000	144,201

UBS Global Corporate Bond Relationship Fund

Portfolio of investments

June 30, 2017 (unaudited)

	Face amount	Value
Bonds—(Concluded)
Corporate bonds—(Concluded)
United States—(Concluded)
5.250%, due 03/16/37	$ 70,000	$75,332
5.500%, due 03/16/47	380,000	415,960
Virginia Electric & Power Co., Series C, 4.000%, due 11/15/46	120,000	123,918
Wachovia Corp., 5.750%, due 02/01/18	450,000	460,546
Walgreens Boots Alliance, Inc., 3.800%, due 11/18/24	155,000	160,997
Walt Disney Co. (The), 1.850%, due 07/30/26	45,000	40,965
Wells Fargo & Co., 2.100%, due 07/26/21	230,000	226,929
3.069%, due 01/24/23	290,000	293,854
Williams Partners LP, 4.300%, due 03/04/24	165,000	171,641
4.875%, due 05/15/23	140,000	145,267
4.900%, due 01/15/45	85,000	85,224
Xcel Energy, Inc., 4.800%, due 09/15/41	230,000	245,910
Zimmer Biomet Holdings, Inc., 3.550%, due 04/01/25	80,000	80,814

Total United States corporate bonds		34,796,958

Virgin Islands, British: 0.72%
CNPC General Capital Ltd., 3.400%, due 04/16/23[1]	200,000	203,566
Sinopec Capital 2013 Ltd., 3.125%, due 04/24/23[1]	350,000	348,236

Total Virgin Islands, British corporate bonds		551,802
Total corporate bonds (cost $72,299,862)		73,160,831

	Face amount	Value
Asset-backed security: 0.12%
United States: 0.12%
American Airlines Pass-Through Trust, Series 2014-1, Class B, 4.375%, due 10/01/22 (cost $90,422)	$ 89,598	$91,502

Non-U.S. government obligation: 0.26%
Germany: 0.26%
FMS Wertmanagement AoeR, 1.000%, due 08/16/19 (cost $199,354)	200,000	197,397
Total bonds (cost $72,589,638)		73,449,730

	Shares
Short-term investment: 1.96%
Investment company: 1.96%
JPMorgan U.S. Government Money Market Fund, Capital Shares (cost $1,495,822)	1,495,822	1,495,822
Total investments: 98.23% (cost $74,085,460)		74,945,552

Cash and other assets, less liabilities: 1.77%		1,349,666
Net assets: 100.00%		$76,295,218

Notes to portfolio of investments

Aggregate cost for federal income tax purposes was substantially the same as for book purposes; and net unrealized appreciation consisted of:

Gross unrealized appreciation	$1,750,257
Gross unrealized depreciation	(890,165)

Net unrealized appreciation of investments	$860,092

For a listing of defined portfolio acronyms, counterparty abbreviations and currency abbreviations that are used throughout the Portfolio of investments as well as the tables that follow, please refer to page 42. Portfolio footnotes begin on page 41.

UBS Global Corporate Bond Relationship Fund

Portfolio of investments

June 30, 2017 (unaudited)

Forward foreign currency contracts

Counterparty	Contracts to deliver	In exchange for	Maturity date	Unrealized depreciation
JPMCB	AUD 660,000	USD 486,818	07/06/17	$(20,452)
JPMCB	CAD 995,000	USD 735,756	07/06/17	(31,534)
JPMCB	GBP 4,035,000	USD 5,196,221	07/06/17	(59,335)
MSC	EUR 19,360,000	USD 21,763,943	07/06/17	(349,201)
Net unrealized depreciation on forward foreign currency contracts				$(460,522)

Futures contracts

	Expiration date	Cost/ (proceeds)	Value	Unrealized appreciation/ (depreciation)
US Treasury futures buy contracts:
5 Year US Treasury Notes, 29 contracts (USD)	September 2017	$3,425,667	$3,417,242	$(8,425)
10 Year US Treasury Notes, 34 contracts (USD)	September 2017	4,279,269	4,268,062	(11,207)
US Treasury futures sell contracts:
US Ultra Bond, 14 contracts (USD)	September 2017	(2,286,073)	(2,322,250)	(36,177)
Interest rate futures buy contracts:
Canadian Government 10 Year Bond, 9 contracts (CAD)	September 2017	1,002,089	975,440	(26,649)
Interest rate futures sell contracts:
Euro-Bund, 5 contracts (EUR)	September 2017	(940,818)	(924,399)	16,419
Long Gilt, 8 contracts (GBP)	September 2017	(1,331,280)	(1,308,389)	22,891
Net unrealized depreciation on futures contracts				$(43,148)

Credit default swap agreements on corporate issues—buy protection5

Counterparty	Referenced obligation	Notional amount		Termination date	Payments made by the Fund[6]	Upfront payments received	Value	Unrealized depreciation
BB	METRO AG bond, 3.375%, due 03/01/19	EUR	315,000	06/20/20	1.000%	$1,171	$(4,617)	$(3,446)
CITI	HSBC Bank plc bond, 4.000%, due 01/15/21	EUR	75,000	03/20/20	1.000	1,443	(2,009)	(566)
						$2,614	$(6,626)	$(4,012)

Credit default swap agreements on corporate issues—sell protection7

Counterparty	Referenced obligation	Notional amount		Termination date	Payments received by the Fund[6]	Upfront Payments (made)/ received	Value	Unrealized appreciation	Credit spread[8]
CITI	Glencore International AG bond, 6.500%, due 02/27/19	EUR	70,000	06/20/19	1.000%	$2,214	$635	$2,849	0.616%

UBS Global Corporate Bond Relationship Fund

Portfolio of investments

June 30, 2017 (unaudited)

Credit default swap agreements on corporate issues—sell protection7 (concluded)

Counterparty	Referenced obligation	Notional amount		Termination date	Payments received by the Fund[6]	Upfront Payments (made)/ received	Value	Unrealized appreciation	Credit spread[8]
CITI	Standard Chartered Bank plc bond, 0.000%, due 03/20/20	EUR	75,000	03/20/20	1.000%	$(167)	$1,854	$1,687	0.226%
GSI	Freeport-McMoRan, Inc. bond, 3.550%, due 03/01/22	USD	100,000	12/20/19	1.000	2,450	(1,094)	1,356	1.468
JPMCB	Teck Resources Ltd. bond, 3.150%, due 12/20/19	USD	100,000	12/20/19	1.000	4,867	565	5,432	0.780
JPMCB	Teck Resources Ltd. bond, 3.150%, due 03/20/20	USD	235,000	03/20/20	1.000	10,296	840	11,136	0.877
						$19,660	$2,800	$22,460

Centrally cleared credit default swap agreements on credit indices—buy protection5

Referenced obligation		Notional amount	Termination date	Payments made by the Fund[6]	Value	Unrealized depreciation
iTraxx Europe Series 25 Index	EUR	3,430,000	06/20/21	1.000%	$(92,259)	$(56,412)

Fair valuation summary

The following is a summary of the fair valuations according to the inputs used as of June 30, 2017 in valuing the Fund’s investments. In the event a Fund holds investments for which fair value is measured using the NAV per share practical expedient (or its equivalent), a separate column will be added to the fair value hierarchy table; this is intended to permit reconciliation to the amounts presented in the Portfolio of investments.

Description	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Assets
Corporate bonds	$—	$73,160,831	$—	$73,160,831
Asset-backed security	—	91,502	—	91,502
Non-U.S. government obligation	—	197,397	—	197,397
Short-term investment	1,495,822	—	—	1,495,822
Futures contracts	39,310	—	—	39,310
Swap agreements, at value	—	3,894	—	3,894
Total	$1,535,132	$73,453,624	$—	$74,988,756
Liabilities
Forward foreign currency contracts	$—	$(460,522)	$—	$(460,522)
Futures contracts	(82,458)	—	—	(82,458)
Swap agreements, at value	—	(99,979)	—	(99,979)
Total	$(82,458)	$(560,501)	$—	$(642,959)

At June 30, 2017, there were no transfers between Level 1 and Level 2.

UBS Global Corporate Bond Relationship Fund

Portfolio of investments

June 30, 2017 (unaudited)

Portfolio footnotes

[1]	Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration.
[2]	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities are considered liquid, unless noted otherwise, and may be resold in transactions exempt from registration, normally to qualified institutional buyers.
[3]	Variable or floating rate security. The interest rate shown is the current rate at the period end and changes periodically.
[4]	Perpetual investment. Date shown reflects the next call date.
[5]	If the Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced obligation or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced obligation.
[6]	Payments made or received are based on the notional amount.
[7]	If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced obligation or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced obligation.
[8]	Credit spreads, represented in absolute terms, utilized in determining the market value as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default or other credit event occurring for the credit derivative. The credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced entity. Credit spreads are unaudited.

UBS Relationship Funds

June 30, 2017 (unaudited)

Portfolio acronyms

ADR	American Depositary Receipt
CVA	Dutch Certification—Depository Certificate
GDR	Global Depositary Receipt

PJSC	Private Joint Stock Company
REIT	Real Estate Investment Trust

Counterparty abbreviations

BB	Barclays Bank plc
CITI	Citibank NA
GSI	Goldman Sachs International

JPMCB	JPMorgan Chase Bank
MSC	Morgan Stanley & Co.

Currency abbreviations

AUD	Australian Dollar
CAD	Canadian Dollar
CHF	Swiss Franc
DKK	Danish Krone
EUR	Euro
GBP	Great Britain Pound
HKD	Hong Kong Dollar

ILS	Israel New Shekel
JPY	Japanese Yen
NOK	Norwegian Krone
SEK	Swedish Krona
SGD	Singapore Dollar
USD	United States Dollar

See accompanying notes to financial statements.

UBS Relationship Funds

June 30, 2017 (unaudited)

Explanation of expense disclosure

As a shareholder of the Funds, you incur two types of costs: (1) transactional costs (as applicable); and (2) ongoing costs, including management fees (if applicable) and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example below is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2017 to June 30, 2017.

Actual expenses

The first line in the table below for each Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over a period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses paid during period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The second line in the table below for each Fund provides information about hypothetical account values and hypothetical expenses based on that Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not that Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs (as applicable). Therefore, the second line in the table for each Fund is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. This projection assumes that annualized expense ratios were in effect during the period January 1, 2017 to June 30, 2017.

UBS Relationship Funds

June 30, 2017 (unaudited)

	Beginning account value January 1, 2017	Ending account value June 30, 2017	Expenses paid during period* 01/01/17-06/30/17	Expense ratio during period
UBS-HALO Emerging Markets Equity Relationship Fund
Actual	$1,000.00	$1,225.50	$2.76	0.5000%
Hypothetical (5% annual return before expenses)	1,000.00	1,022.32	2.51	0.5000
UBS International Equity Relationship Fund
Actual	1,000.00	1,137.60	1.33	0.2500
Hypothetical (5% annual return before expenses)	1,000.00	1,023.55	1.25	0.2500
UBS U.S. Equity Alpha Relationship Fund
Actual	1,000.00	1,133.40	3.37	0.6370
Hypothetical (5% annual return before expenses)	1,000.00	1,021.64	3.19	0.6370
UBS Global Corporate Bond Relationship Fund
Actual	1,000.00	1,032.30	1.26	0.2500
Hypothetical (5% annual return before expenses)	1,000.00	1,023.55	1.25	0.2500

*	Expenses are equal to the Fund’s annualized net expense ratios, multiplied by the average account value over the period, multiplied by 181 divided by 365 (to reflect the one-half year period).

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Financial statements

Statement of assets and liabilities

June 30, 2017 (unaudited)

UBS-HALO Emerging Markets Equity Relationship Fund
Assets:
Investments, at cost:
Unaffiliated issuers	$35,940,003
Foreign currency	648,451
$36,588,454

Investments, at value:
Unaffiliated issuers	$46,438,817
Foreign currency	645,208
Cash	—
Receivables:
Investment securities sold	—
Interest	—
Foreign tax reclaims	3,832
Due from Advisor	13,545
Dividends	174,373
Variation margin on centrally cleared swap agreements	—
Due from broker	—
Cash collateral for futures contracts	—
Cash collateral for securities sold short[1]	—
Cash collateral for swap agreements	—
Outstanding swap agreements, at value[2]	—
Unrealized appreciation on forward foreign currency contracts	—
Other assets	1,673
Total assets	47,277,448

Liabilities:
Payables:
Investment securities purchased	—
Custody and fund accounting fees	24,920
Fund administration fee	22,131
Trustees’ fees	9,183
Dividend expense and security loan fees for securities sold short	—
Due to custodian	—
Variation margin on futures contracts	—
Accrued expenses	125,426
Securities sold short, at value[3]	—
Outstanding swap agreements, at value[2]	—
Unrealized depreciation on forward foreign currency contracts	—
Total liabilities	181,660
Net assets	$47,095,788
Shares outstanding	1,044,386
Net asset value, offering and redemption proceeds per share	$45.0942

[1]	Includes foreign currency cash collateral held by UBS U.S. Equity Alpha Relationship Fund of $248,920 (cost: $245,460).
[2]	Net upfront payments received by UBS Global Corporate Bond Relationship Fund were $22,274.
[3]	Proceeds from securities sold short by UBS U.S. Equity Alpha Relationship Fund were $42,934,007.

Financial statements

See accompanying notes to financial statements.

UBS International Equity Relationship Fund	UBS U.S. Equity Alpha Relationship Fund	UBS Global Corporate Bond Relationship Fund

$44,144,801	$240,570,921	$74,085,460
452,034	—	821,320
$44,596,835	$240,570,921	$74,906,780

$50,684,317	$298,020,150	$74,945,552
453,193	—	842,570
—	—	—

938,700	9,093,410	346,310
34	—	776,496
27,236	—	—
14,963	6,993	7,770
30,568	239,963	1,266
—	—	8,485
—	—	35,186
—	—	70,535
—	1,686,802	—
—	—	30,759
—	—	3,894
138,386	—	—
1,214	5,837	2,115
52,288,611	309,053,155	77,070,938

622,445	9,421,505	143,206
14,163	20,723	12,331
22,131	22,131	22,131
8,382	16,710	10,092
—	62,541	—
—	145,824	667
—	—	43,170
82,900	73,770	75,881
—	56,828,235	—
—	—	7,720
150,560	—	460,522
900,581	66,591,439	775,720
$51,388,030	$242,461,716	$76,295,218
2,156,377	9,350,156	5,221,399
$23.8307	$25.9313	$14.6120

Financial statements

Statement of operations

For the six months ended June 30, 2017 (unaudited)

UBS-HALO Emerging Markets Equity Relationship Fund
Investment income:
Dividends	$717,072
Interest	—
Securities lending	—
Foreign tax withheld	(75,959)
Total income	641,113
Expenses:
Administration	44,631
Custodian and fund accounting	50,942
Professional services	66,703
Shareholder reports	3,064
Trustees	18,938
Insurance	1,896
Transfer agency and related service fees	7,571
Dividend expense and security loan fees for securities sold short	—
Other	12,995
Total operating expenses	206,740
Expenses reimbursed by Advisor	(88,979)
Net expenses	117,761
Net investment income	523,352
Net realized gain (loss) on:
Investments in unaffiliated issuers	2,881,402
Futures contracts	—
Securities sold short	—
Swap agreements	—
Forward foreign currency contracts	—
Foreign currency transactions	38,966
Net realized gain (loss)	2,920,368
Change in net unrealized appreciation (depreciation) on:
Investments	6,158,430
Futures contracts	—
Securities sold short	—
Swap agreements	—
Forward foreign currency contracts	—
Translation of other assets and liabilities denominated in foreign currency	1,494
Change in net unrealized appreciation (depreciation)	6,159,924
Net realized and unrealized gain	9,080,292
Net increase in net assets resulting from operations	$9,603,644

Financial statements

See accompanying notes to financial statements.

UBS International Equity Relationship Fund	UBS U.S. Equity Alpha Relationship Fund	UBS Global Corporate Bond Relationship Fund

$963,581	$1,841,162	$6,507
—	264	1,086,712
14,635	—	—
(130,937)	(1,706)	(175)
847,279	1,839,720	1,093,044

44,631	44,631	44,631
28,344	42,560	24,344
42,673	37,660	39,920
3,106	3,106	3,064
18,037	36,879	21,617
1,330	6,412	2,225
7,528	7,674	7,539
—	599,029	—
11,045	4,200	3,377
156,694	782,151	146,717
(96,448)	(43,965)	(49,405)
60,246	738,186	97,312
787,033	1,101,534	995,732

322,208	11,764,388	(464,126)
—	—	40,600
—	(6,368,055)	—
—	—	(12,225)
(24,420)	—	(1,296,354)
123,112	—	89,509
420,900	5,396,333	(1,642,596)

5,054,009	21,316,471	3,781,597
—	—	(14,738)
—	709,382	—
—	—	(39,883)
(61,060)	—	(676,684)
13,635	8,499	58,226
5,006,584	22,034,352	3,108,518
5,427,484	27,430,685	1,465,922
$6,214,517	$28,532,219	$2,461,654

Financial statements

Statement of changes in net assets

	UBS-HALO Emerging Markets Equity Relationship Fund
	Six months ended June 30, 2017 (unaudited)	Year ended December 31, 2016
Operations:
Net investment income	$523,352	$882,675
Net realized gain (loss)	2,920,368	(497,739)
Change in net unrealized appreciation	6,159,924	6,126,574
Net increase in net assets from operations	9,603,644	6,511,510
Beneficial interest transactions:
Proceeds from shares sold	(102,015)	—
Cost of shares redeemed	(13,500,000)	(14,219,096)
Transaction charges	102,015	106,119
Net increase (decrease) in net assets resulting from beneficial interest transactions	(13,500,000)	(14,112,977)
Increase (decrease) in net assets	(3,896,356)	(7,601,467)
Net assets, beginning of period	50,992,144	58,593,611
Net assets, end of period	$47,095,788	$50,992,144
Shares sold	—	—
Shares redeemed	(341,450)	(392,477)
Net increase (decrease) in shares outstanding	(341,450)	(392,477)

Financial statements

UBS International Equity Relationship Fund		UBS U.S. Equity Alpha Relationship Fund		UBS Global Corporate Bond Relationship Fund
Six months ended June 30, 2017 (unaudited)	Year ended December 31, 2016	Six months ended June 30, 2017 (unaudited)	Year ended December 31, 2016	Six months ended June 30, 2017 (unaudited)	Year ended December 31, 2016

$787,033	$1,016,948	$1,101,534	$2,976,076	$995,732	$2,427,452
420,900	(936,142)	5,396,333	2,381,113	(1,642,596)	623,827
5,006,584	888,597	22,034,352	18,579,125	3,108,518	3,956,634
6,214,517	969,403	28,532,219	23,936,314	2,461,654	7,007,913

—	—	—	—	16,000,000	—
—	—	—	(328,401)	(7,800,000)	(61,741,121)
—	—	—	—	—	—
—	—	—	(328,401)	8,200,000	(61,741,121)
6,214,517	969,403	28,532,219	23,607,913	10,661,654	(54,733,208)
45,173,513	44,204,110	213,929,497	190,321,584	65,633,564	120,366,772
$51,388,030	$45,173,513	$242,461,716	$213,929,497	$76,295,218	$65,633,564
—	—	—	—	1,125,468	—
—	—	—	(15,000)	(540,957)	(4,471,654)
—	—	—	(15,000)	584,511	(4,471,654)

See accompanying notes to financial statements.

Financial statements

Statement of cash flows

For the period ended June 30, 2017 (unaudited)

UBS U.S. Equity Alpha Relationship Fund
Cash provided by operating activities:
Net increase in net assets from operations	$28,532,219
Adjustments to reconcile net increase in net assets from operations to net cash provided by operating activities:
Purchases of investment securities	(68,965,115)
Proceeds from disposition of investment securities	69,721,783
Covers of securities sold short	(24,875,982)
Proceeds from securities sold short	19,234,564
Sales of short-term investments, net	2,148,688
Net realized (gain) loss on investments	(11,764,388)
Net realized (gain) loss on securities sold short	6,368,055
Change in unrealized (appreciation) depreciation on investments	(21,316,471)
Change in unrealized (appreciation) depreciation on securities sold short	(709,382)
Decrease in due from Advisor	2,809
Decrease in dividends receivable	165,825
Decrease in cash collateral for securities sold short	1,298,681
Decrease in other assets	6,413
Decrease in dividends payable and security loan fees for securities sold short	(15,994)
Increase in accrued expenses and other liabilities	156,121
Net cash used by operating activities	(12,174)
Cash used in financing activities:
Proceeds from shares issued	—
Payment on shares redeemed	—
Net cash used in financing activities	—
Net decrease in cash	(12,174)
Cash:
Beginning of period	12,174
End of period	$—

Financial highlights

The table below sets forth financial data for one share of beneficial interest outstanding throughout each period presented.

UBS-HALO Emerging Markets Equity Relationship Fund	Six months ended June 30, 2017 (unaudited)	Year ended December 31,
		2016	2015	2014	2013	2012
Net asset value, beginning of period	$36.7952	$32.9490	$35.4013	$35.5125	$39.0123	$33.1700
Income from investment operations:
Net investment income[1]	0.4596	0.5175	0.4189	0.7564	0.7649	0.8392
Net realized and unrealized gain (loss)	7.7498	3.2665	(3.0610)	(0.9498)	(4.3288)	4.7031
Total income (loss) from investment operations	8.2094	3.7840	(2.6421)	(0.1934)	(3.5639)	5.5423
Transaction charges	0.0896	0.0622	0.1898	0.0822	0.0641	0.3000
Net asset value, end of period	$45.0942	$36.7952	$32.9490	$35.4013	$35.5125	$39.0123
Total investment return[2]	22.55%	11.67%	(6.93)%	(0.31)%	(8.97)%	17.61%
Ratios to average net assets:
Expenses before expense reimbursement	0.8788%[3]	0.7331%	0.4958%	0.3131%	0.2762%	0.2590%
Expenses after expense reimbursement	0.5000%[3]	0.5000%	0.4958%	0.3131%	0.2762%	0.2590%
Net investment income	2.22%[3]	1.50%	1.15%	2.10%	2.09%	2.29%
Supplemental data:
Net assets, end of period (000’s)	$47,096	$50,992	$58,594	$206,681	$277,898	$355,804
Portfolio turnover rate	12%	55%	57%	39%	58%	72%

[1]	Calculated using the average shares method.
[2]	Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable transaction charges; results would be lower if they were included. Total investment returns for periods less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on the redemption of Fund shares.
[3]	Annualized.

See accompanying notes to financial statements.

Financial highlights

The table below sets forth financial data for one share of beneficial interest outstanding throughout each period presented.

	Six months ended June 30, 2017 (unaudited)	Year ended December 31,
UBS International Equity Relationship Fund		2016	2015	2014	2013	2012
Net asset value, beginning of period	$20.9488	$20.4992	$21.7114	$22.2226	$18.6471	$15.5990
Income from investment operations:
Net investment income[1]	0.3650	0.4716	0.4992	0.7231	0.4788	0.4982
Net realized and unrealized gain (loss)	2.5169	(0.0220)	(1.7341)	(1.2343)	3.0967	2.5499
Net increase from payment by Advisor	—	—	0.0227	—	—	—
Total income (loss) from investment operations	2.8819	0.4496	(1.2122)	(0.5112)	3.5755	3.0481
Net asset value, end of period	$23.8307	$20.9488	$20.4992	$21.7114	$22.2226	$18.6471
Total investment return[2]	13.76%	2.19%	(5.58)%[3]	(2.30)%	19.18%	19.52%
Ratios to average net assets:
Expenses before expense reimbursement	0.6507%[4]	0.7977%	0.7049%	0.5932%	0.5506%	0.6470%
Expenses after expense reimbursement	0.2500%[4]	0.2500%	0.2500%	0.2500%	0.2500%	0.2500%
Net investment income	3.27%[4]	2.36%	2.28%	3.20%	2.35%	2.92%
Supplemental data:
Net assets, end of period (000’s)	$51,388	$45,174	$44,204	$50,699	$53,153	$51,520
Portfolio turnover rate	21%	42%	40%	37%	29%	26%

[1]	Calculated using the average shares method.
[2]	Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, and a sale at net asset value on the last day of each period reported. Total investment returns for periods less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on the redemption of Fund shares.
[3]	During the year ended December 31, 2015, the Advisor reimbursed the Fund $49,735, which was determined to be the value of the ineligible services paid for from the Fund’s dealing commissions. If payment from Advisor was not made, the estimated total return would have been -5.69%.
[4]	Annualized.

See accompanying notes to financial statements.

Financial highlights

The table below sets forth financial data for one share of beneficial interest outstanding throughout each period presented.

	Six months ended June 30, 2017 (unaudited)	Year ended December 31,
UBS U.S. Equity Alpha Relationship Fund		2016	2015	2014	2013	2012
Net asset value, beginning of period	$22.8798	$20.3223	$20.3185	$17.1890	$12.6822	$11.1153
Income from investment operations:
Net investment income[1]	0.1178	0.3179	0.2717	0.2298	0.2100	0.1366
Net realized and unrealized gain (loss)	2.9337	2.2396	(0.2679)	2.8997	4.2968	1.4303
Total income from investment operations	3.0515	2.5575	0.0038	3.1295	4.5068	1.5669
Net asset value, end of period	$25.9313	$22.8798	$20.3223	$20.3185	$17.1890	$12.6822
Total investment return[2]	13.34%	12.58%	0.02%	18.20%	35.54%	14.10%
Ratios to average net assets:
Expense before expense reimbursement and after dividend expense and security loan fees for securities sold short	0.6749%[3]	0.8837%	0.8318%	0.9371%	0.9089%	1.4375%
Expenses after expense reimbursement and after dividend expense and security loan fees for securities sold short	0.6370%[3]	0.8021%	0.7608%	0.8666%	0.8068%	1.3360%
Expenses after expense reimbursement and before dividend expense and security loan fees for securities sold short	0.1200%[3]	0.1200%	0.1200%	0.1200%	0.1200%	0.1200%
Net investment income	0.95%[3]	1.53%	1.29%	1.24%	1.39%	1.13%
Supplemental data:
Net assets, end of period (000’s)	$242,462	$213,929	$190,322	$190,286	$160,978	$119,271
Portfolio turnover rate	28%	51%	48%	41%	56%	66%

[1]	Calculated using the average shares method.
[2]	Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, and a sale at net asset value on the last day of each period reported. Total investment return for periods of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on the redemption of Fund shares.
[3]	Annualized.

See accompanying notes to financial statements.

Financial highlights

The table below sets forth financial data for one share of beneficial interest outstanding throughout each period presented.

UBS Global Corporate Bond Relationship Fund	Six months ended June 30, 2017 (unaudited)	Year ended December 31,
		2016	2015	2014	2013	2012
Net asset value, beginning of period	$14.1547	$13.2147	$13.3945	$12.4578	$12.5393	$11.2295
Income from investment operations:
Net investment income[1]	0.1825	0.3678	0.3493	0.3740	0.3884	0.4382
Net realized and unrealized gain (loss)	0.2748	0.5722	(0.5291)	0.5627	(0.4699)	0.8716
Total income (loss) from investment operations	0.4573	0.9400	(0.1798)	0.9367	(0.0815)	1.3098
Net asset value, end of period	$14.6120	$14.1547	$13.2147	$13.3945	$12.4578	$12.5393
Total investment return[2]	3.23%	7.11%	(1.34)%	7.52%	(0.66)%	11.68%
Ratios to average net assets:
Expenses before expense reimbursement	0.3770%[3]	0.3809%	0.3033%	0.8104%	0.3968%	0.2076%
Expenses after expense reimbursement	0.2500%[3]	0.2500%	0.2364%	0.2000%	0.2000%	0.2000%
Net investment income	2.56%[3]	2.65%	2.61%	2.87%	3.11%	3.69%
Supplemental data:
Net assets, end of period (000’s)	$76,295	$65,634	$120,367	$37,930	$31,991	$125,726
Portfolio turnover rate	26%	28%	38%	31%	88%	64%

[1]	Calculated using the average shares method.
[2]	Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, and a sale at net asset value the last day of each period reported. Total investment return for periods of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on the redemption of Fund shares.
[3]	Annualized.

See accompanying notes to financial statements.

UBS Relationship Funds

Notes to financial statements (unaudited)

Organization and significant accounting policies

UBS Relationship Funds (the “Trust”) is an open-end management investment company registered with the US Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940 (the “1940 Act”), as amended, currently offering multiple series representing separate investment portfolios. The Trust issues shares of beneficial interest only in private placement transactions that do not involve a public offering within the meaning of Section 4(a)(2) of the Securities Act of 1933, as amended (“Securities Act”). Only “accredited investors”, as defined in Regulation D under the Securities Act, may invest in the Funds. Accredited investors include common or commingled trust funds, investment companies, registered broker dealers, investment banks, commercial banks, corporations, group trusts, certain high net worth individuals and similar organizations.

The Trust has four series available for investment, each having its own investment objectives and policies: UBS-HALO Emerging Markets Equity Relationship Fund, UBS International Equity Relationship Fund, UBS U.S. Equity Alpha Relationship Fund and UBS Global Corporate Bond Relationship Fund (each a “Fund,” and collectively, the “Funds”). Each of the Funds is classified as a diversified investment company for purposes of the 1940 Act.

UBS Asset Management (Americas) Inc. (“UBS AM” or the “Advisor”) serves as the investment advisor for the Funds. UBS AM is indirect wholly owned subsidiary of UBS Group AG. UBS Group AG is an internationally diversified organization with headquarters in Zurich, Switzerland. UBS Group AG operates in many areas of the financial services industry.

The Trust accounts separately for the assets, liabilities and operations of each Fund. Expenses directly attributable to each Fund are charged to that Fund’s operations; expenses which are applicable to all Funds are allocated among them on a pro rata basis.

In the normal course of business, the Funds may enter into contracts that contain a variety of representations that provide indemnification for certain liabilities. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had any prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

Certain shareholders of a Fund may redeem units and the Fund pays the redemption proceeds primarily by means of a redemption in-kind of the Fund’s portfolio securities in exchange for units of the Fund.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative US generally accepted accounting principles (“US GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the SEC under authority of federal laws are also sources of authoritative US GAAP for SEC registrants. The Funds’ financial statements are prepared in accordance with US GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

In August 2014, the FASB issued Accounting Standard Update No. 2014-15, Presentation of Financial Statements—Going Concern (Subtopic 205-40): “Disclosure of Uncertainties about an Entity’s Ability to Continue as a Going Concern” (“ASU 2014-15”). The update provides guidance about management’s responsibility to evaluate whether there is substantial doubt about the entity’s ability to continue as a going concern and to provide related footnote disclosure. Management has evaluated relevant conditions and events, which are known and reasonably knowable, and has determined that there are no conditions and events that raise substantial doubt about the Funds’ ability to continue as a going concern.

UBS Relationship Funds

Notes to financial statements (unaudited)

In October 2016, the SEC adopted new rules and forms, and amendments to certain current rules and forms, to modernize reporting and disclosure of information by registered investment companies. The amendments to Regulation S-X will require standardized, enhanced disclosure about derivatives in investment company financial statements, and will also change the rules governing the form and content of such financial statements. The amendments to Regulation S-X take effect on August 1, 2017. At this time, management is assessing the anticipated impact of these regulatory developments.

The following is a summary of significant accounting policies:

Investment transactions, investment income and expenses: Investment transactions are recorded on the trade date. Realized gains and losses from investment transactions and foreign exchange transactions are calculated using the identified cost method. Dividend income and expense are recorded on the ex-dividend date (“ex-date”) except in the case of certain dividends from foreign securities which are recorded as soon after the ex-date as the respective Fund, using reasonable diligence, becomes aware of such dividends. Interest income is recorded on an accrual basis. Discounts are accreted and premiums are amortized as adjustments to interest income and the identified cost of investments.

Distributions: None of the Funds currently intends to declare and pay distributions.

Foreign currency translation: The books and records of the Funds are maintained in US dollars. Foreign currency amounts are translated into US dollars as follows: (1) the foreign currency market value of investment securities and other assets and liabilities stated in foreign currencies are translated into US dollars based on the current exchange rates each business day; and (2) purchases and sales of investment securities and income and expenses are translated at the rate of exchange prevailing on the respective dates of such transactions. The resulting exchange gains and losses are included in the Statement of operations.

The Funds do not generally isolate the effect of fluctuations in foreign exchange rates from the effect of the changes in market prices of securities. However, the Funds do isolate the effect of fluctuations in foreign exchange rates when determining the realized gain or loss upon the sale or maturity of foreign currency-denominated securities pursuant to US federal income tax regulations. Net realized foreign currency transaction gain (loss) is treated as ordinary income (loss) for income tax reporting purposes.

Concentration of risk: Investing in securities of foreign issuers and currency transactions may involve certain considerations and risks not typically associated with investments in the United States. These risks include revaluation of currencies, adverse fluctuations in foreign currency values and possible adverse political, social and economic developments, including those particular to a specific industry, country or region, which could cause the securities and their markets to be less liquid and prices more volatile than those of comparable US companies and US government securities. These risks are greater with respect to securities of issuers located in emerging market countries in which some Funds in the Trust invest.

Small capitalization (“small cap”) companies may be more vulnerable than larger capitalization (“large cap”) companies to adverse business or economic developments. Small cap companies may also have limited product lines, markets or financial resources, and may be dependent on a relatively small management group. Securities of such companies may be less liquid and more volatile than securities of large cap companies or the market averages in general and therefore may involve greater risk than investing in large cap companies. In addition, small cap companies may not be well-known to the investing public, may not have institutional ownership and may have only cyclical, static or moderated growth prospects.

The ability of the issuers of debt securities held by the Funds to meet their obligations may be affected by economic and political developments particular to a specific industry, country, state or region.

UBS Relationship Funds

Notes to financial statements (unaudited)

Investments in bonds with ratings of BB (Standard & Poor’s Financial Services LLC or Fitch Ratings, Inc.) or Ba (Moody’s Investors Service, Inc.) or below (commonly referred to as “high yield” bonds), or deemed of equivalent quality, have an increased risk of defaulting or otherwise being unable to honor a financial obligation. These securities are considered to be predominately speculative with respect to an issuer’s capacity to pay interest and repay principal in accordance with the terms of the obligations. Lower-quality bonds are more likely to be subject to an issuer’s default or downgrade than investment grade (higher-quality) bonds.

Because each Fund is sold only to accredited investors in a private placement transaction, each Fund may have a limited shareholder base with investors owning a significant portion of each Fund.

Valuation of investments

Each Fund generally calculates its net asset value on days that the New York Stock Exchange (“NYSE”) is open. A Fund calculates net asset value separately for each class as of the close of regular trading on the NYSE (generally, 4:00 p.m., Eastern time). The NYSE normally is not open, and the Funds do not price their shares, on most national holidays and Good Friday. To the extent that a Fund’s assets are traded in other markets on days when the NYSE is not open, the value of a Fund’s assets may be affected on those days. If trading on the NYSE is halted for the day before 4:00 p.m., Eastern time, a Fund’s net asset value per share generally will still be calculated as of the close of regular trading on the NYSE. The time at which a Fund calculates its net asset value and until which purchase, sale or exchange orders are accepted may be changed as permitted by the SEC.

Each Fund calculates its net asset value based on the current market value, where available, for its portfolio investments. The Funds normally obtain market values for their investments from independent pricing sources and broker-dealers. Independent pricing sources may use reported last sale prices, official market closing prices, current market quotations or valuations from computerized “evaluation” systems that derive values based on comparable investments. An evaluation system incorporates parameters such as security quality, maturity and coupon, and/or research and evaluations by its staff, including review of broker-dealer market price quotations, if available, in determining the valuation of the portfolio investments. Investments also may be valued based on appraisals derived from information concerning the investment or similar investments received from recognized dealers in those holdings. Investments traded in the over-the-counter (“OTC”) market and listed on The NASDAQ Stock Market, Inc. (“NASDAQ”) normally are valued at the NASDAQ Official Closing Price. Other OTC securities are valued at the last bid price on the valuation date available prior to valuation. Investments which are listed on US and foreign stock exchanges normally are valued at the market closing price, the last sale price on the day the securities are valued or, lacking any sales on such day, at the last available bid price. Investments listed on foreign stock exchanges may be fair valued based on significant events that have occurred subsequent to the close of the foreign markets. In cases where investments are traded on more than one exchange, the investments are valued on the exchange designated as the primary market by UBS AM. If a market value is not readily available from an independent pricing source for a particular investment, that investment is valued at fair value as determined in good faith by or under the direction of the Trust’s Board of Trustees (the “Board”). Foreign currency exchange rates are generally determined as of the close of the NYSE.

Certain investments in which the Funds invest are traded in markets that close before 4:00 p.m., Eastern time. Normally, developments that occur between the close of the foreign markets and 4:00 p.m., Eastern time, will not be reflected in a Fund’s net asset value. However, if any of the Funds determine that such developments are so significant that they will materially affect the value of the Fund’s investments, the Fund may adjust the previous closing prices to reflect what is believed to be the fair value of these investments as of 4:00 p.m., Eastern time.

Certain Funds may use a systematic fair valuation model provided by an independent third party to value investments principally traded in foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time for valuation. The systematic fair valuation model may use

UBS Relationship Funds

Notes to financial statements (unaudited)

calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADRs and futures contracts. If an investment is valued at a “fair value,” that value is likely to be different from the last quoted market price for the investment. The use of the fair valuation model may result in securities being transferred between Level 1 and Level 2 of the fair valuation hierarchy at the end of the reporting period. Transfers between Level 1 and Level 2, if any, are disclosed near the end of each Fund’s Portfolio of investments.

The amortized cost method of valuation, which approximates market value, generally is used to value short-term debt instruments with 60 days or less remaining to maturity, unless the Board determines that this does not represent fair value.

Investments in open-end investment companies are valued at the daily closing net asset value of the respective investment company. Pursuant to the Funds’ use of the practical expedient within ASC Topic 820, Fair Value Measurement, investments in investment companies without publicly published prices are also valued at the daily net asset value.

All investments quoted in foreign currencies are valued daily in US dollars on the basis of the foreign currency exchange rates prevailing at the time such valuation is determined by the Funds’ custodian.

Futures contracts are generally valued at the settlement price established each day on the exchange on which they are traded. Forward foreign currency contracts are valued daily using forward exchange rates quoted by independent pricing services.

Swaps are marked-to-market daily based upon values from third party vendors or quotations from market makers to the extent available. In the event that market quotations are not readily available or deemed unreliable, the swap is valued at fair value as determined in good faith by or under the direction of the Board.

The Board has delegated to the Equities, Fixed Income, and Multi-Asset Valuation Committee (“VC”) (formerly, UBS AM Global Valuation Committee or GVC) the responsibility for making fair value determinations with respect to the Funds’ portfolio holdings. The VC is comprised of representatives of management. The VC provides reports to the Board at each quarterly meeting regarding any investments that have been fair valued, valued pursuant to standing instructions approved by the VC, or where non-vendor pricing sources had been used to make fair value determinations when sufficient information exists during the prior quarter. Fair valuation determinations are subject to review at least monthly by the VC during scheduled meetings. Pricing decisions, processes, and controls over fair value determinations are subject to internal and external reviews, including annual internal compliance reviews and periodic internal audit reviews.

The types of investments for which such fair value pricing may be necessary include, but are not limited to: foreign investments under some circumstances; securities of an issuer that has entered into a restructuring; investments whose trading has been halted or suspended; fixed income securities that are in default and for which there is no current market value quotation; and investments that are restricted as to transfer or resale. The need to fair value a Fund’s portfolio investments may also result from low trading volume in foreign markets or thinly traded domestic investments, and when a security that is subject to a trading limit or collar on the exchange or market on which it is primarily traded reaches the “limit up” or “limit down” price and no trading has taken place at that price. Various factors may be reviewed in order to make a good faith determination of an investment’s fair value. These factors include, but are not limited to, fundamental analytical data relating to the investment; the nature and duration of restrictions on disposition of the investment; and the evaluation of forces which influence the market in which the investment is purchased and sold. Valuing investments at fair value involves greater reliance on judgment than valuing investments that have readily available market quotations. Fair value determinations can also involve reliance on quantitative models employed by a fair value pricing service.

UBS Relationship Funds

Notes to financial statements (unaudited)

US GAAP requires disclosure regarding the various inputs that are used in determining the value of each Fund’s investments. These inputs are summarized into the three broad levels listed below:

Level 1—Unadjusted quoted prices in active markets for identical investments.

Level 2—Other significant observable inputs, including but not limited to, quoted prices for similar investments, interest rates, prepayment speeds and credit risk.

Level 3—Unobservable inputs inclusive of the Funds’ own assumptions in determining the fair value of investments.

A fair value hierarchy table has been included near the end of each Fund’s Portfolio of investments.

Investments

Securities traded on to-be-announced basis: Certain Funds may from time to time purchase, or short sell, securities on a to-be-announced (“TBA”) basis. In a TBA transaction, the Fund commits to purchasing or selling securities for which all specific information is not yet known at the time of the trade, particularly the face amount and maturity date of the underlying securities. Securities purchased on a TBA basis are not settled until they are delivered to the Fund, normally 15 to 45 days later. Beginning on the date the Fund enters into a TBA transaction, cash, US government securities or other liquid securities are segregated in an amount equal in value to the purchase price of the TBA security. These transactions are subject to market fluctuations and their current value is determined in the same manner as for other securities. At June 30, 2017, the Funds did not hold any TBA securities.

Asset-backed securities: Certain Funds may invest in asset-backed securities (“ABS”), representing interests in pools of certain types of underlying installment loans, home equity loans, leases of various types of real and personal property and receivables from revolving lines of credit (credit cards). Such assets are securitized through the use of trusts or special purpose corporations. The yield characteristics of ABS differ from those of traditional debt securities. One such major difference is that principal may be prepaid at any time because the underlying obligations generally may be prepaid at any time. ABS may decrease in value as a result of increases in interest rates and may benefit less than other fixed-income securities from declining interest rates because of the risk of prepayment.

Structured notes: Certain Funds may invest in structured notes whose values are based on the price movements of a referenced security or index. The value of these structured notes will rise and fall in response to changes in the referenced security or index. On the maturity date of each structured note, a Fund will receive a payment from a counterparty based on the value of the referenced security or index (notional amount multiplied by the price of the referenced security or index) and record a realized gain or loss.

Structured notes may present a greater degree of market risk than many types of securities and may be more volatile and less liquid than less complex securities. Structured notes are also subject to the risk that the issuer of the structured notes may fail to perform its contractual obligations.

Short sales: UBS U.S. Equity Alpha Relationship Fund may engage in short sale transactions in which the Fund sells a security it does not own (or does not have the right to acquire at no added cost), in anticipation of a decline in the security’s price.

The Fund must borrow the security to make delivery to the buyer. The initial amount of a short sale is recorded as a liability which is marked to market daily. Fluctuations in the value of this liability are recorded as unrealized appreciation or depreciation on the Statement of operations. The Fund will realize a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security, and the Fund will realize a gain if the security declines in price between those same dates. The

UBS Relationship Funds

Notes to financial statements (unaudited)

Fund segregates collateral, consisting of cash or liquid assets, sufficient to collateralize the market value of the investments sold short. The Fund incurs transaction costs, including dividend expense, borrowing costs and interest expenses in connection with opening, maintaining and closing short sales. These dividends and interest are booked as an expense or liability to the Fund.

Because a Fund’s loss on a short sale arises from increases in the value of the investment sold short, such loss, like the potential increase in price of the security sold short, is theoretically unlimited. The Fund’s investments held long could also decline in value at the same time the value of the investment sold short increases, thereby increasing the Fund’s potential for loss. There is also the risk that the counterparty to a short sale transaction may fail to honor its contract terms, causing a loss to the Fund.

Restricted securities: The Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities, if any, is included in each Fund’s portfolio footnotes.

Derivative instruments

Purchased options: Certain Funds may purchase put and call options, including, but not limited to, options on foreign or US securities, indices, foreign currencies and options on swap agreements (commonly referred to as swaptions), in order to gain exposure to or protect against changes in the markets or in an attempt to enhance income or gains. Purchasing call options tends to increase exposure to the underlying instrument. Purchasing put options tends to decrease exposure to the underlying instrument.

The Fund pays a premium which is included in the Statement of assets and liabilities as an investment and subsequently marked-to-market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Purchased options are shown as portfolio holdings within the Portfolio of investments and are included in the Statement of assets and liabilities in investments of unaffiliated issuers, at value.

The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying future, security or currency transaction to determine the realized gain or loss.

Option writing: Certain Funds may write (sell) put and call options, including, but not limited to, options on foreign or US securities, indices, foreign currencies and options on swap agreements (commonly referred to as swaptions), in order to gain exposure to or protect against changes in the markets or in an attempt to enhance income or gains.

When a Fund writes a call or a put option, an amount equal to the premium received by the Fund is included in the Fund’s Statement of assets and liabilities as a liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. If an option which a Fund has written either expires on its stipulated expiration date or the Fund enters into a closing purchase transaction, the Fund realizes a gain (or a loss if the cost of a closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security or derivative instrument, and the liability related to such option is extinguished. If a call option, which a Fund has written, is exercised, the Fund recognizes a realized gain or loss (long-term or short-term, depending on the holding period of the underlying security) from the sale of the underlying security or derivative instrument and the proceeds from the sale are increased by the premium originally received. If a put option, which a Fund has written, is exercised, the amount of the premium originally received reduces the cost of the security or derivative instrument which the Fund purchases upon exercise of the option.

UBS Relationship Funds

Notes to financial statements (unaudited)

In writing an option, a Fund bears the market risk of an unfavorable change in the price of the derivative instrument, security, or currency underlying the written option. Exercise of an option written by a Fund could result in the Fund selling or buying a derivative instrument, security or currency at a price different from current market value.

In the normal course of trading activities, the Funds trade and hold certain fair valued derivative contracts that constitute guarantees. Such contracts include written put options, where the Funds would be obligated to purchase securities at specified prices (i.e. the options are exercised by the counterparties). The maximum payout for these contracts is limited to the number of put option contracts written and the related strike prices, respectively. Maximum payout amounts could be offset by the subsequent sale, if any, of assets obtained via the execution of a payout event. At June 30, 2017, the Funds did not hold any options written.

Futures contracts: Certain Funds may purchase or sell futures contracts to increase or reduce their exposure to an asset class without purchasing or selling the underlying securities, either as a hedge or to enhance income or realized gains. Generally, a futures contract is a standard binding agreement to buy or sell a specified quantity of an underlying reference asset, such as a specific security or currency, at a specified price at a specified later date.

Upon entering into a futures contract, a Fund is required to deliver to a broker an amount of cash and/or US government securities equal to a certain percentage of the contract amount. This amount is known as the “initial margin”. Subsequent payments, known as “variation margin”, generally are made or received by a Fund, depending on the daily fluctuations in the value of the underlying futures contracts. Such variation margin is recorded for financial statement purposes on a daily basis as an unrealized appreciation or depreciation on futures until the futures contract is closed or expires, at which time the net gain or loss is reclassified to realized gain or loss on futures.

Using futures contracts involves various market risks, including interest rate and equity risk. Risks of entering into futures contracts include the possibility that there may be an illiquid market or that a change in the value of the contract may not correlate with changes in the value of the underlying securities. To the extent that market prices move in an unexpected direction, there is a risk that a Fund will not achieve the anticipated benefits of the futures contract or may realize a loss.

Forward foreign currency contracts: Certain Funds may enter into forward foreign currency contracts in order to expedite settlement of portfolio transactions, manage currency risk or to gain exposure to a currency without purchasing securities denominated in that currency. Generally, a forward foreign currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. Non-deliverable forward foreign currency contracts are settled with the counterparty in US dollars, or another fully convertible currency, without the physical delivery of foreign currency.

Fluctuations in the value of open forward foreign currency contracts are recorded daily for book purposes as unrealized appreciation or depreciation on forward foreign currency contracts by the Funds. Realized gains and losses on forward foreign currency contracts include net gains or losses recognized by the Funds on contracts which have been sold or matured.

Risks may arise upon entering into forward foreign currency contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of foreign currencies relative to the US dollar or each other.

Swap agreements: Certain Funds may engage in swap agreements, including, but not limited to, interest rate and credit default swap agreements. A Fund expects to enter into these transactions to preserve a return or spread on a particular investment or to hedge a portion of the portfolio’s duration, to protect against any increase in the price of securities the Fund anticipates purchasing at a later date, to gain exposure to certain markets in the most economical way possible or in an attempt to enhance income or gains.

UBS Relationship Funds

Notes to financial statements (unaudited)

The Funds accrue for interim payments on swap agreements on a daily basis, with the net amount recorded within unrealized appreciation or depreciation of swap agreements. Once interim payments are settled in cash, the net amount is recorded as realized gain/loss on swap agreements, in addition to realized gain/loss recorded upon the termination of swap agreements on the Statement of operations. Fluctuations in the value of swap agreements are recorded for financial statement purposes as unrealized appreciation or depreciation on swap agreements.

Certain Funds may enter into interest rate swap agreements with another party to receive or pay interest (e.g., an exchange of fixed rate payments for floating rate payments) to protect themselves from interest rate fluctuations. This type of swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to a specified interest rate(s) for a specified amount. The payment flows are usually netted against each other, with the difference being paid by one party to the other. Interest rate swap agreements are subject to general market risk, liquidity risk, counterparty risk and interest rate risk.

Credit default swap agreements involve commitments to make or receive payments in the event of a default of a security or other credit event of the referenced obligation. As a buyer, the Fund would make periodic payments to the counterparty, and the Fund would receive payments only upon the occurrence of a default or credit event. If no default or credit event occurs, the Fund will lose its periodic stream of payments over the term of the contract. However, if a default or a credit event does occur, the Fund typically would receive full notional value for the referenced obligation that may have little or no value. As a seller, the Fund would receive periodic payments from the counterparty, and the Fund would make payments only upon the occurrence of a default or a credit event. If no default or credit event occurs, the Fund will gain the periodic stream of payments it received over the term of the contract and the counterparty will lose its periodic stream of payments over the term of the contract. However, if a default or credit event occurs, the Fund typically would pay full notional value for the referenced obligation that may have little or no value. Credit default swap agreements may involve greater risks than if the Fund had invested in the referenced obligation directly and are subject to general market risk, liquidity risk and credit risk.

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a list of a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of referenced credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. A Fund may use credit default swap agreements on credit indices to hedge a portfolio of credit default swaps or bonds with a credit default swap on indices which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit default swap agreements on credit indices are benchmarks for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Credit default swap agreements on corporate issues or sovereign issues of an emerging market country involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. If a credit event occurs and cash settlement is not elected, a variety of other obligations may be delivered in lieu of the specific referenced obligation. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event). A Fund may use credit default swap agreements on corporate issues or sovereign issues of an emerging market country to provide a measure of protection against defaults of the issuers

UBS Relationship Funds

Notes to financial statements (unaudited)

(i.e., to reduce risk where the Fund owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default.

The maximum potential amount of future payments (undiscounted) that a Fund as a seller of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement, which may exceed the amount of the value reflected on the Statement of assets and liabilities. Notional amounts of all credit default swap agreements outstanding as of the period end for which a Fund is the seller of protection are disclosed under the section “Credit default swap agreements on corporate issues—sell protection” in the Portfolio of investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into, if any, by a Fund for the same referenced entity or entities.

The use of swap agreements involves investment techniques and risks different from those associated with ordinary portfolio security transactions. If UBS AM is incorrect in its forecast of market values, interest rates and other applicable factors, the investment performance of the Fund will be less favorable than it would have been if this investment technique was never used. OTC swap agreements do not involve the delivery of securities and are subject to counterparty risk. If the other party to a swap agreement defaults and fails to consummate the transaction, a Fund’s risk of loss will consist of the net amount of interest or other payments that the Fund is contractually entitled to receive. Therefore, the Fund would consider the creditworthiness of the counterparty to a swap agreement in evaluating potential credit risk.

Certain clearinghouses offer clearing for limited types of derivatives transactions, such as interest rate and credit default swap agreements. Centrally cleared swap agreements must be transacted through a futures commission merchant (“FCM”) and cleared through a clearinghouse that serves as a central counterparty. The performance of a centrally cleared swap transaction is effectively guaranteed by a central clearinghouse, thereby reducing the Fund’s exposure to the credit risk of its original counterparty. The Fund will be required to post specified levels of margin with the clearinghouse or at the instruction of the clearinghouse; the margin required by a clearinghouse may be greater than the margin the Fund would be required to post in an uncleared transaction. Centrally cleared swap agreements, if any, are reported on the Statement of assets and liabilities based on variation margin receivable or payable, if any.

Derivatives by underlying risk: Investment companies value their derivatives at fair value and recognize changes in fair value through the Statement of operations. Under US GAAP, investment companies do not qualify for hedge accounting. Accordingly, even though a Fund’s investments in derivatives may represent economic hedges, they are considered to be non-hedge transactions for purposes of disclosure under US GAAP.

The volume of derivatives as disclosed in each Fund’s Portfolio of investments is representative of the volume of derivatives outstanding during the period ended June 30, 2017.

Swap agreements, forward foreign currency contracts, swaptions and options written entered into by the Funds may contain credit-risk related contingent features that could be triggered subject to certain circumstances. Such circumstances include agreed upon net asset value thresholds. If triggered, the derivative counterparty could request additional cash margin and/or terminate the derivative contract. The aggregate fair value of the derivative contracts that are in a net liability position that contain these triggers can be found in the Portfolio of investments. The aggregate fair value of assets that are already posted as collateral as of June 30, 2017 is reflected in the Statement of assets and liabilities.

UBS Relationship Funds

Notes to financial statements (unaudited)

At June 30, 2017, the Fund had the following derivatives categorized by underlying risk:

Asset derivatives¹
	Interest rate risk	Credit risk	Total
UBS Global Corporate Bond Relationship Fund
Futures contracts	$39,310	$—	$39,310
Swap agreements	—	3,894	3,894
Total value	$39,310	$3,894	$43,204

Liability derivatives²
	Interest rate risk	Foreign exchange risk	Credit risk	Total
UBS Global Corporate Bond Relationship Fund
Forward foreign currency contracts	$—	$(460,522)	$—	$(460,522)
Futures contracts	(82,458)	—	—	(82,458)
Swap agreements	—	—	(99,979)	(99,979)
Total value	$(82,458)	$(460,522)	$(99,979)	$(642,959)

During the period ended June 30, 2017, net realized gains (losses) and change in net unrealized appreciation (depreciation) from derivatives were as follows:

	Interest rate risk	Foreign exchange risk	Credit risk	Total
UBS Global Corporate Bond Relationship Fund
Net realized gain (loss)[3]
Forward foreign currency contracts	$—	$(1,296,354)	$—	$(1,296,354)
Futures contracts	40,600	—	—	40,600
Swap agreements	—	—	(12,225)	(12,225)
Total net realized gain (loss)	$40,600	$(1,296,354)	$(12,225)	$(1,267,979)
Change in net unrealized appreciation (depreciation)[4]
Forward foreign currency contracts	$—	$(676,684)	$—	$(676,684)
Futures contracts	(14,738)	—	—	(14,738)
Swap agreements	—	—	(39,883)	(39,883)
Total change in net unrealized appreciation (depreciation)	$(14,738)	$(676,684)	$(39,883)	$(731,305)

[1]	In the Statement of assets and liabilities, options purchased are shown within investments of unaffiliated issuers, at value, swap agreements (except centrally cleared swap agreements) are shown within outstanding swap agreements, at value, while forward foreign currency contracts are shown within unrealized appreciation on forward foreign currency contracts. Futures contracts are reported in the table above using cumulative appreciation of futures contracts and centrally cleared swap agreements are reported at value, as reported in the futures contracts and centrally cleared swap agreements tables at the end of the Portfolio of investments, respectively, but only the variation margin to be received, if any, is reported within the Statement of assets and liabilities.
[2]	In the Statement of assets and liabilities, options written are shown within options written, at value, swap agreements (except centrally cleared swap agreements) are shown within outstanding swap agreements, at value, while forward foreign currency contracts are shown within unrealized depreciation on forward foreign currency contracts. Futures contracts are reported in the table above using cumulative depreciation of futures contracts and centrally cleared swap agreements are reported at value, as reported in the futures contracts and centrally cleared swap agreements tables at the end of the Portfolio of investments, respectively, but only the variation margin to be paid, if any, is reported within the Statement of assets and liabilities.
[3]	The net realized gain (loss) is shown in the Statement of operations in net realized gain (loss) on futures contracts, options written, swap agreements and forward foreign currency contracts, unless otherwise noted. The net realized gain (loss) of options purchased is shown in the Statement of operations in net realized gain (loss) on investments in unaffiliated issuers.

UBS Relationship Funds

Notes to financial statements (unaudited)

[4]	The change in net unrealized appreciation (depreciation) is shown in the Statement of operations in change in net unrealized appreciation (depreciation) on futures contracts, options written, swap agreements and forward foreign currency contracts, unless otherwise noted. The change in net unrealized appreciation (depreciation) of options purchased is shown in the Statement of operations in change in net unrealized appreciation (depreciation) on investments.

UBS International Equity Relationship Fund had net realized losses of $24,420 on forward foreign currency contracts related to foreign exchange risk and net change in unrealized depreciation of $61,060 on forward foreign currency contracts related to foreign exchange risk.

Offsetting of certain derivatives: The Funds typically enter into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreements”) or similar master agreements with its OTC derivative contract counterparties in order to, among other things, reduce its credit risk to counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Funds typically may offset with the counterparty certain derivative financial instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default or termination. The Statement of assets and liabilities is presented gross of any netting.

At June 30, 2017, derivative assets and liabilities (by type) on a gross basis and derivatives subject to an enforceable master netting arrangement (“MNA”) or similar agreement were follows:

UBS International Equity Relationship Fund

Derivative Financial Instruments:	Assets	Liabilities
Forward foreign currency contracts	$138,386	$(150,560)
Total gross amount of assets and liabilities subject to MNA or similar agreements	$138,386	$(150,560)

The following tables present the Fund’s derivative assets and liabilities by counterparty net of amounts available for offset under a MNA and net of the related collateral received/pledged by the Fund as of the period end.

Counterparty	Gross amount of assets	Financial instruments and derivatives available for offset	Collateral received	Net amount of assets
JPMCB	$138,386	$(138,386)	$—	$—

Counterparty	Gross amount of liabilities	Financial instruments and derivatives available for offset	Collateral pledged	Net amount of liabilities
JPMCB	$(150,560)	$138,386	$—	$(12,174)

UBS Relationship Funds

Notes to financial statements (unaudited)

At June 30, 2017, derivative assets and liabilities (by type) on a gross basis and derivatives subject to an enforceable MNA or similar agreement were follows:

UBS Global Corporate Bond Relationship Fund

Derivative Financial Instruments:	Assets	Liabilities
Forward foreign currency contracts	$—	$(460,522)
Futures contracts[1]	39,310	(82,458)
Swap agreements[1]	3,894	(99,979)
Total gross amount of derivative assets and liabilities in the Statement of assets and liabilities	$43,204	$(642,959)
Derivatives not subject to MNA or similar agreements	(39,310)	174,717
Total gross amount of assets and liabilities subject to MNA or similar agreements	$3,894	$(468,242)

The following tables present the Fund’s derivative assets and liabilities by counterparty net of amounts available for offset under a MNA and net of the related collateral received/pledged by the Fund as of the period end.

Counterparty	Gross amount of assets	Financial instruments and derivatives available for offset	Collateral received	Net amount of assets
CITI	$2,489	$(2,009)	$—	$480
JPMCB	1,405	(1,405)	—	—
Total	$3,894	$(3,414)	$—	$480

Counterparty	Gross amount of liabilities	Financial instruments and derivatives available for offset	Collateral pledged	Net amount of liabilities
BB	$(4,617)	$—	$—	$(4,617)
CITI	(2,009)	2,009	—	—
GSI	(1,094)	—	—	(1,094)
JPMCB	(111,321)	1,405	—	(109,916)
MSC	(349,201)	—	—	(349,201)
Total	$(468,242)	$3,414	$—	$(464,828)

[1]	Includes cumulative appreciation (depreciation) of futures contracts and centrally cleared swaps, at value as reported in the futures contracts and centrally cleared swap tables in the Portfolio of investments, but only the unpaid variation margin is reported within the Statement of assets and liabilities within variation margin on futures contracts and centrally cleared swap agreements, respectively.

Investment advisory and administration fees and other transactions with affiliates

UBS AM, a registered investment advisor, manages the assets of the Trust pursuant to an Investment Advisory Agreement with the Trust (the “Advisory Agreement”). The Advisor does not receive any compensation under the Advisory Agreement for providing investment advisory services. The Advisor has agreed to reimburse the Funds to the extent that total annualized operating expenses exceed the following percentage of average daily net assets and can discontinue these expense limitations at any time:

Fund	Percent
UBS-HALO Emerging Markets Equity Relationship Fund	0.5000%
UBS International Equity Relationship Fund	0.2500
UBS Global Corporate Bond Relationship Fund	0.2500

UBS Relationship Funds

Notes to financial statements (unaudited)

The Advisor has voluntarily agreed to reimburse UBS U.S. Equity Alpha Relationship Fund to the extent that the Fund’s total annualized operating expenses (excluding interest expense, dividend expense and securities loan fees for securities sold short and expenses incurred through investment in other investment companies) exceed the following percentage of average daily net assets.

Fund	Percent
UBS U.S. Equity Alpha Relationship Fund	0.1200%

At June 30, 2017, the Advisor owed certain Funds for expense reimbursements as follows:

Fund	Amount
UBS-HALO Emerging Markets Equity Relationship Fund	$13,545
UBS International Equity Relationship Fund	14,963
UBS U.S. Equity Alpha Relationship Fund	6,993
UBS Global Corporate Bond Relationship Fund	7,770

During the period ended June 30, 2017, the Funds accrued expense reimbursements as follows:

Fund	Amount
UBS-HALO Emerging Markets Equity Relationship Fund	$88,979
UBS International Equity Relationship Fund	96,448
UBS U.S. Equity Alpha Relationship Fund	43,965
UBS Global Corporate Bond Relationship Fund	49,405

Each Fund pays an administration fee to JPMorgan Chase Bank that is computed daily and paid monthly at an annual rate of $90,000.

The Funds may invest in shares of certain affiliated investment companies also advised or managed by the Advisor. Amounts relating to those investments for the period ended June 30, 2017 have been included near the end of each Fund’s Portfolio of investments.

During the period ended June 30, 2017, the Funds listed below paid broker commissions to affiliates of the investment advisor as detailed in the below table. These broker commissions are reflected in the Statement of assets and liabilities within investments at cost of unaffiliated issuers, and the Statement of operations within net realized gain (loss) on, and/or change in net unrealized appreciation (depreciation) on investments and/or futures contracts.

Fund	Amount
UBS U.S. Equity Alpha Relationship Fund	$610

Securities lending

Each Fund may lend securities up to 33 1⁄3% of its total assets to qualified broker-dealers or institutional investors. When loaning portfolio securities, each Fund will initially require the borrower to provide the Fund with collateral in an amount at least equal to 102% of the market value of the loaned securities with respect to domestic securities or 105% of the market value of the loaned securities with respect to foreign securities, provided that loans of “Government Securities” as defined in the Investment Company Act may be collateralized at 100%. Thereafter, collateral will generally be maintained in an amount at least equal to 102% of the value of the securities loaned with respect to domestic securities, 105% of the value of the securities loaned with respect to foreign securities, or 100% of the value of the securities loaned with respect to “Government Securities.” Occasionally, for certain securities, the market value of the collateral may fall below the collateral amount stated above by a de minimis amount for a period of time. However, at no time will the market value of the collateral fall below the market value

UBS Relationship Funds

Notes to financial statements (unaudited)

of the loaned securities with respect to domestic securities or 102% of the value of the loaned securities with respect to foreign securities.

Each Fund will regain ownership of loaned securities to exercise certain beneficial rights; however, the Fund may bear the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower fail financially. Each Fund receives compensation for lending its securities from interest or dividends earned on the cash, US government or government agency securities or, under certain conditions, bank letters of credit held as collateral, net of fee rebates paid to the borrower plus reasonable administrative and custody fees. Cash collateral received is invested in JPMorgan U.S. Government Money Market Fund, which is included in each Fund’s Portfolio of investments. JPMorgan Chase Bank serves as the Funds’ lending agent.

At June 30, 2017, the Funds did not have any securities on loan.

Bank line of credit

The Funds participate with other funds managed by UBS AM in a $50 million committed credit facility (the “Committed Credit Facility”) with JPMorgan Chase Bank. The Committed Credit Facility is to be utilized for temporary financing until the settlement of sales or purchases of portfolio securities, the repurchase or redemption of shares of a participating Fund at the request of shareholders and other temporary or emergency purposes.

Interest on amounts borrowed is calculated based on the prevailing rates in effect at the time of borrowing. Each Fund covered by the Committed Credit Facility has agreed to pay commitment fees on the average daily balance of the Committed Credit Facility not utilized. Commitment fees have been allocated among the Funds in the Committed Credit Facility as follows: 50% of the allocation is based on the relative asset size of Funds and the other 50% of the allocation is based on utilization. During the period ended June 30, 2017, the Funds had no borrowings from the Committed Credit Facility.

Commission recapture program

Certain Funds participate in a brokerage commission recapture program. These Funds have established commission recapture arrangements with certain participating brokers or dealers. If a Fund’s investment manager chooses to execute a transaction through a participating broker subject to best price and execution, the broker will rebate a portion of the commission back to the Fund. Any collateral benefit received through participation in the commission recapture program is directed exclusively to the Fund. For the period ended June 30, 2017, the following Funds recorded recaptured commissions which are reflected in the Statement of operations within the net realized gains (losses) on investments in unaffiliated issuers:

Fund	Amount
UBS-HALO Emerging Markets Equity Relationship Fund	$860

Purchases and sales of securities

For the period ended June 30, 2017, aggregate purchases and sales of portfolio securities, excluding short-term securities, were as follows:

Fund	Purchases	Sales proceeds
UBS-HALO Emerging Markets Equity Relationship Fund	$5,457,913	$19,057,349
UBS International Equity Relationship Fund	10,981,650	9,644,442
UBS U.S. Equity Alpha Relationship Fund (long transactions)	78,443,797	78,815,193
UBS U.S. Equity Alpha Relationship Fund (short sale transactions)	24,875,981	19,234,565
UBS Global Corporate Bond Relationship Fund	25,673,938	18,868,461

UBS Relationship Funds

Notes to financial statements (unaudited)

Partnership allocations

For federal income tax purposes, an investor’s distributive share of each item of a Fund’s income, gain, loss, deduction and credit will be determined by the Amended and Restated Agreement and Declaration of Trust (the “Trust Agreement”) so long as the allocation has “substantial economic effect” within the meaning of the Internal Revenue Code (the “Code”) Section 704 and the regulations thereunder. The Trust has received rulings from the Internal Revenue Service that its allocation method has substantial economic effect.

Transaction charges

Investors in UBS-HALO Emerging Markets Equity Relationship Fund are subject to a transaction charge upon redemption of the Fund’s shares equal to 0.75% of the net asset value of the redeemed shares. Redemption requests for the Fund are paid at net asset value less the transaction charge. The proceeds of the transaction charge are retained by the Fund to offset trading costs associated with redemptions. Redemptions made in-kind with securities are not subject to the transaction charge. For the periods ended June 30, 2017 and December 31, 2016, transaction charges received by UBS-HALO Emerging Markets Equity Relationship Fund were $102,015 and $106,119, respectively.

Federal tax status

The Trust has received rulings from the Internal Revenue Service that each Fund will be treated as a separate partnership for federal income tax purposes. Income taxes are not provided for by the Funds because taxable income/(loss) of each Fund is included in the income tax returns of the investors. For tax purposes, each component of the Funds’ net assets is reported at the investor level; therefore, the Statement of assets and liabilities do not present the components of net assets.

ASC 740-10 “Income Taxes—Overall” sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken. The Funds have conducted an analysis and concluded as of June 30, 2017 there are no significant uncertain tax positions taken or expected to be taken that would require recognition in the financial statements. The Funds recognize interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of operations. During the period ended June 30, 2017, the Funds did not incur any interest or penalties.

Under the applicable foreign tax laws, gains on certain securities held in foreign countries may be subject to taxes that will be paid by the Fund.

Each of the tax years in the four year periods ended December 31, 2016 remains subject to examination by the Internal Revenue Service and state taxing authorities.

General information (unaudited)

Quarterly Form N-Q portfolio schedule

Each Fund will file its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s Web site at http://www.sec.gov. The Funds’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-202-551 8090. Additionally, you may obtain copies of Forms N-Q from the Funds upon request by calling 1-800-647 1568.

Proxy voting policies, procedures and record

You may obtain a description of the Funds’ proxy voting policies and procedures without charge, upon request by contacting the Funds directly at 1-800-647 1568, online on the Funds’ Web site: www.ubs.com/ubsglobalamproxy, or on the EDGAR Database on the SEC’s Web site (http://www.sec.gov). You may obtain information regarding how the Funds voted any proxies related to portfolio securities during the most recent 12-month period ended June 30, for which an SEC filing has been made, without charge, upon request by contacting the Funds directly at 1-800-647 1568 or on the EDGAR Database on the SEC’s Web site (http://www.sec.gov).

Board approval of investment advisory agreements (unaudited)

At the meeting of the Board of Trustees (the “Board”) of UBS Relationship Funds (the “Trust”), held on June 15 and 16, 2017 (the “Meeting”), the Board, including those Trustees who are not “interested persons” (as defined in the 1940 Act) of the Trust or UBS Asset Management (Americas) Inc. (the “Advisor”) and its affiliates (together, the “Independent Trustees”), considered the continuation of the investment advisory agreements (the “Advisory Agreements”) between the Trust and the Advisor for each series of the Trust (each a “Fund,” and together, the “Funds”). Prior to the Meeting, the Independent Trustees’ counsel had sent to the Advisor a request detailing the information that the Independent Trustees wished to receive in connection with their consideration of the continuation of the Advisory Agreements. The Independent Trustees met with their independent counsel, as well as an independent consultant engaged by the Board to assist in the annual Advisory Agreement review process, on June 9, 2017, June 15, 2017 and June 16, 2017 to discuss the materials provided to them in response to the information request, including materials prepared by the Advisor, as well as reports prepared by Broadridge Financial Solutions, Inc. (“Broadridge Reports”), an independent statistical compilation company, providing comparative expense and performance information for the Funds. The Board also made reference to information and material that had been provided to the Independent Trustees throughout the year at quarterly Board meetings.

At the Meeting, the Board considered a number of factors in connection with its deliberations concerning the continuation of the Advisory Agreement for each Fund, including: (i) the nature, extent, and quality of the services provided by the Advisor to the Fund; (ii) the performance of the Fund and the Advisor; (iii) the Fund’s expenses, costs of the services to be provided and profits to be realized by the Advisor and its affiliates from the relationship with the Fund; and (iv) whether economies of scale are realized by the Advisor with respect to the Fund, as it grows larger, and the extent to which the economies of scale are reflected in the level of the management fees charged.

Nature, Extent, and Quality of Services—In considering the nature, extent, and quality of the services provided by the Advisor to a Fund, the Board reviewed the material presented by the Advisor describing the various services provided to each Fund. The Board noted that in addition to investment management services, the Advisor provides each Fund with operational, legal, and compliance support. The Board also considered the scope and depth of the Advisor’s organization and the experience and expertise of the professionals currently providing investment management and other services to the Funds. The Board considered that the Advisor was a well-established investment management organization employing investment personnel with significant experience in the investment management industry. The Board also considered the Advisor’s in-house research capabilities, as well as other research services available to it, including research services available to the Advisor as a result of securities transactions effected for the Funds and the Advisor’s other investment management clients, and noted that the Advisor had extensive global research capabilities. The Board also evaluated the Advisor’s portfolio management process for each Fund, including the use of risk management techniques and the proprietary technologies utilized to structure the Fund’s portfolio. The Board noted that various presentations had been made by investment personnel at Board meetings throughout the year concerning the Funds’ investment performance and investment strategies, including the derivative strategies utilized by certain Funds.

In connection with the non-investment management services, the Board also considered the quarterly reports that the Advisor provides to the Board throughout the year pertaining to brokerage commissions, soft dollars, and portfolio valuations, among others. After analyzing the services provided by the Advisor to each Fund, both quantitatively and qualitatively, including the impact of these services on investment performance, the Board concluded that the nature, extent, and quality of services provided to each Fund were consistent with the operational requirements of each Fund, and met the needs of the Fund’s shareholders.

Performance—In evaluating the performance of each Fund, the Board analyzed the Broadridge Reports, which compared the performance of each Fund with other funds in its respective peer universe over various time periods. The Board also reviewed the memoranda provided by the Advisor providing an analysis of the markets and the Funds’ performance during the past year. In reviewing the Broadridge Reports, the Board noted that each Fund had appeared in one of the top three performance quintiles for the one-year performance period.

Board approval of investment advisory agreements (unaudited)

The Board determined, after analyzing the performance data, that the performance of each Fund was acceptable as compared with relevant performance standards, given the investment strategies and risk profile of each Fund, the expectations of the shareholder base and the current market environment.

Costs and Expenses—The Board noted that the Funds do not pay advisory fees to the Advisor under the Advisory Agreements. The Board also noted that each Fund had one of the lowest total expense ratios in its respective Broadridge peer group.

Profitability—In considering the profitability of the Funds to the Advisor and its affiliates, the Board noted that neither the Advisor nor its affiliates receive any compensation for providing advisory or administrative services to the Funds. The Board also considered “fall-out” or ancillary benefits to the Advisor or its affiliates as the result of their relationship with the Funds; for example, the ability to attract other clients due to the Advisor’s role as investment advisor to the Funds, including the investment by certain advisory clients in the Funds as a means to deliver certain investment styles and the research services available to the Advisor through soft dollar brokerage commissions. The Independent Trustees also considered the ancillary benefits received by the Advisor’s affiliates, UBS Securities LLC and UBS AG, in the form of commissions for executing securities transactions for the Funds. Upon closely examining the information provided concerning the Advisor’s profitability, the Board concluded that the level of profits realized by the Advisor and its affiliates with respect to each Fund, if any, was reasonable in relation to the nature and quality of the services that were provided.

Economies of Scale—The Board also discussed whether economies of scale are realized by the Advisor with respect to each Fund as it grows larger, and the extent to which this is reflected in the level of advisory fees charged. The Board concluded that economies of scale and the reflection of such economies of scale in the level of advisory fees charged were inapplicable to each Fund because the Fund was not charged an advisory fee under its Advisory Agreement.

After full consideration of the factors discussed above, with no single factor identified as being of paramount importance, the Board, including a majority of the Independent Trustees, with the assistance of independent counsel, concluded that the continuation of the Advisory Agreement for each Fund was in the best interests of the Fund and its shareholders.

UBS Asset Management (Americas) Inc.

1285 Avenue of the Americas

New York, NY 10019

S1107

Item 2. Code of Ethics.

Form N-CSR disclosure requirement not applicable to this filing of a semi-annual report.

Item 3. Audit Committee Financial Expert.

Form N-CSR disclosure requirement not applicable to this filing of a semi-annual report.

Item 4. Principal Accountant Fees and Services.

Form N-CSR disclosure requirement not applicable to this filing of a semi-annual report.

Item 5. Audit Committee of Listed Registrants.

Not applicable to the registrant.

Item 6. Schedule of Investments.

(a)	Included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to the registrant.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to the registrant.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to the registrant.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant’s Board has established a Nominating and Corporate Governance Committee. The Nominating Committee will consider nominees recommended by Qualifying Fund Shareholders if an Independent Trustee vacancy on the Board occurs. A Qualifying Fund Shareholder is a shareholder that: (i) owns of record, or beneficially through a financial intermediary, 1/2 of 1% or more of the Trust’s outstanding shares and (ii) has been a shareholder of at least 1/2 of 1% of the Trust’s total outstanding shares for 12 months or more prior to submitting the recommendation to the Nominating Committee. In order to recommend a nominee, a Qualifying Fund Shareholder should send a letter to the chairperson of the Nominating Committee, Ms. Adela Cepeda, care of Mark Kemper, the Secretary of the UBS Relationship Funds, at UBS Asset Management, One North Wacker Drive, Chicago, Illinois 60606 and indicate on the envelope “Nominating Committee.” The Qualifying Fund Shareholder’s letter should include: (i) the name and address of the Qualifying Fund Shareholder making the recommendation; (ii) the number of shares of each class and series of shares of the Trust which are owned of record and beneficially by such Qualifying Fund Shareholder and the length of time that such shares have been so owned by the Qualifying Fund Shareholder; (iii) a description of all arrangements and understandings between such Qualifying Fund Shareholder and any other person or persons (naming such person or persons) pursuant to which the recommendation is being made; (iv) the name and address of the nominee; and (v) the nominee’s resume or curriculum vitae. The Qualifying Fund Shareholder’s letter must be accompanied by a written consent of the individual to stand for election if nominated for the Board and to serve if elected by shareholders.

Item 11. Controls and Procedures.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b)	The registrant’s principal executive officer and principal financial officer are aware of no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) that occurred during the registrant’s most recent fiscal half-year that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)	(1) Code of Ethics – Form N-CSR disclosure requirement not applicable to this filing of a semi-annual report.

(a)	(2) Certifications of principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 is attached hereto as Exhibit EX-99.CERT.

(a)	(3) Written solicitation to purchase securities under Rule 23c-1 under the Investment Company Act of 1940 sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons – not applicable to the registrant.

(b)	Certifications of principal executive officer and principal financial officer pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 is attached hereto as Exhibit EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

UBS Relationship Funds

By:	/s/ Mark E. Carver
Mark E. Carver
President

Date:	September 8, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

UBS Relationship Funds

By:	/s/ Mark E. Carver
Mark E. Carver
President

Date:	September 8, 2017

By:	/s/ Thomas Disbrow
Thomas Disbrow
Vice President, Treasurer and Principal Accounting Officer

Date:	September 8, 2017